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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NPS PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Not Applicable
	(2)	Aggregate number of securities to which transaction applies: Not Applicable
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid: Not Applicable
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	(4)	Date Filed: Not Applicable

550 Hills Drive, 3rd Floor
Bedminster, New Jersey 07921

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 19, 2010 at 2:00 p.m. (ET)
at
The Bernards Inn
27 Mine Brook Road
Bernardsville, NJ 07924
(908) 766-0002

TO THE STOCKHOLDERS OF NPS PHARMACEUTICALS, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NPS Pharmaceuticals, Inc., a Delaware corporation, will be held on Wednesday, May 19, 2010, at 2:00 p.m. (ET) at The Bernards Inn, located at 27 Mine Brook Road, Bernardsville, NJ 07924 for the purposes of considering and acting on the following:

  1.
  to elect seven members to the Board of Directors, each for a term of one year;

  2.
  to approve the adoption of the NPS Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan;

  3.
  to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

  4.
  to transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

        The Board of Directors has fixed the close of business on March 29, 2010, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting of Stockholders and at any adjournment thereof. This notice and the accompanying Proxy Statement are being mailed on or about April 9, 2010.

By Order of the Board of Directors /s/ EDWARD STRATEMEIER Edward Stratemeier Senior Vice President, Legal Affairs, General Counsel and Corporate Secretary

Bedminster, New Jersey
April 6, 2010

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 19, 2010: Our Annual Report to Stockholders and the accompanying Proxy Statement are available online at www.proxyvote.com.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:    Why am I receiving these materials?

A:
We sent you this Notice of Annual Meeting, Proxy Statement and the accompanying Proxy Card because according to our stockholder records you own shares of common stock of NPS Pharmaceuticals, Inc. ("NPS", the "Company", "we", "us", or "our"), a Delaware corporation with its principal executive offices located at 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921. Any record or beneficial holder of shares of NPS common stock at the close of business on March 29, 2010 is entitled to vote those shares at the upcoming Annual Meeting of Stockholders ("Annual Meeting"), which will be held on Wednesday, May 19, 2010 at 2:00 p.m. (ET), at The Bernards Inn, located at 27 Mine Brook Road, Bernardsville, NJ 07924. Our Board of Directors (or the "Board") is soliciting your proxy to vote at the Annual Meeting. All stockholders are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the accompanying Proxy Card, or follow the instructions below to submit your proxy by telephone or on the Internet. Although the Annual Report and Proxy Statement are being delivered together, the Annual Report should not be deemed to be a part of the Proxy Statement.

Q:    What information is contained in this Proxy Statement?

A:
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board and Board committees, the compensation of directors and certain executive officers for the 2009 fiscal year, and certain other required information.

Q:    What items of business will be voted on at the Annual Meeting?

A:
Items of business scheduled to be voted on at the Annual Meeting are:

•
the election of seven directors;

•
to approve the adoption of the NPS Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan; and

•
the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2010 fiscal year.

  We will also consider any other business as may properly come before the meeting or any adjournment thereof. See "What happens if additional matters are presented at the Annual Meeting?" below.

Q:    How does the Board recommend that I vote?

A:
For the reasons set forth in more detail later in the Proxy Statement, our Board recommends that you vote your shares "FOR ALL" of the nominees to the Board, "FOR" the approval of the 2010 Employee Stock Purchase Plan, and "FOR" ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2010 fiscal year.

Q:    What shares can I vote?

A:
Each holder of NPS common stock is entitled to one vote for each share of common stock held as of the record date on each matter to be voted on at the Annual Meeting. March 29, 2010 is the record date for the Annual Meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner through a broker, bank or other agent. On the record date, we had 48,528,315 shares of common stock issued, outstanding and entitled to vote at the meeting.

Q:    What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Stockholder of Record—If, as of the record date, your shares are registered directly in your name with our transfer agent, Computershare Investor Services, or Computershare, you are considered to be the stockholder of record for those shares and we have sent these proxy materials directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to NPS or to a third party, or to vote in person at the Annual Meeting. We have enclosed or sent a Proxy Card for you to use.

  Beneficial Owner—If, as of the record date, your shares were held not in your name, but rather in an account at a brokerage firm, bank or other agent, then you are considered to be the beneficial owner of shares held in "street name" and you have the right to direct your broker or nominee on how to vote the shares. You should receive these proxy materials from your broker, bank or other agent rather than from us. You should have also received, with this Proxy Statement, a Proxy Card and voting instructions from the organization that forwarded these proxy materials to you.

  The broker, bank or other agent holding your account is considered to be the stockholder of record for purposes of the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other agent how to vote the shares in your account. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

Q:    What if I have questions for NPS' transfer agent?

A:
Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Computershare Trust Company, N.A.
P.O. Box 43070
Providence, RI 02940-3070
(303) 262-0600

Q:    How can I attend the Annual Meeting?

A:
You are entitled to attend the Annual Meeting only if you were an NPS stockholder or joint holder as of the close of business on March 29, 2010 or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record your name will be verified against the list of stockholders of record on the record date prior to your being admitted to the Annual Meeting. If you are not a stockholder of record but hold shares as a beneficial owner through a broker, bank or other agent in "street name," you should provide proof of beneficial ownership on the record date, such as your most recent account statement as of or prior to March 29, 2010, a copy of the voting instruction card provided by your broker, bank or other agent or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

Q:    How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in "street name" may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or other agent that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:    How can I vote my shares without attending the Annual Meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in "street name", you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy or you may also vote on the internet or by telephone. If you hold shares beneficially in "street name", you may vote by submitting voting instructions to your broker, bank or other agent.

  By Internet—If you are a stockholder of record, you may go to http://www.proxyvote.com to vote on the Internet. You will be required to provide the company number and control number contained on your Proxy Cards. You will then be asked to complete an electronic Proxy Card. The votes will be generated on the computer screen and you will be prompted to submit or revise them as desired. If you hold shares beneficially in "street name", you should review the voting instructions received from your bank or broker to determine whether you can vote your shares on the Internet.

  By Telephone—If you are a stockholder of record, you may vote by using a touch-tone telephone and calling 1-800-690-6903 (toll-free) and following the recorded instructions. If you hold shares beneficially in "street name", you should review the voting instructions received from your bank or broker to determine whether you can vote your shares by telephone.

  By Mail—If you are a stockholder of record, you may submit your proxies by completing, signing and dating your Proxy Card and mailing them in the accompanying pre-addressed envelopes. If you hold shares beneficially in "street name" you may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Q:    What is the deadline for voting my shares?

A:
If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. If you hold your shares beneficially in "street name" with a broker, bank, or other agent, please follow the voting instructions provided by that agent. You may vote your shares in person at the Annual Meeting only if you are a stockholder of record or if you hold your shares beneficially in "street name" and at the Annual Meeting you provide a legal proxy obtained from your broker, bank or other agent.

Q:    Can I change my vote or revoke my proxy?

A:
You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in "street name", you may change your vote by submitting new voting instructions to your broker, bank or other agent. If you have obtained a legal proxy from your broker or agent giving you the right to vote your shares, you may also change your vote by attending the meeting and voting in person.

Q:    Who can help answer my questions?

A:
If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact our Corporate Secretary or Office of General Counsel at (908) 450-5300 or by writing to NPS Pharmaceuticals, Inc., Attn: Corporate Secretary or Office of General Counsel, 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921.

Q:    Is my vote confidential?

A:
We handle proxy instructions, ballots and voting tabulations that identify individual stockholders in a manner that protects your voting privacy. Your vote will not be disclosed within NPS or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their Proxy Cards written comments, which are then forwarded to our management.

Q:    How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented in person or by proxy at the Annual Meeting. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes are considered present and entitled to vote at the Annual Meeting for purposes of determining a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Q:    How are votes counted?

A:
Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count "FOR ALL", "WITHOLD ALL" and "FOR ALL EXCEPT" votes, with respect to the election of directors, and, with respect to any other proposal, "FOR," "AGAINST" or "ABSTAIN" votes, and broker non-votes.

  For the election of directors, you may vote "FOR ALL," "WITHOLD ALL" of the nominees or "FOR ALL EXCEPT" with respect to one or more of the nominees. For the other items of business, you may vote "FOR," "AGAINST", or "ABSTAIN." If you elect to "ABSTAIN," your vote will not be counted in determining whether a matter has been approved. If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.

Q:    What is the voting requirement to approve each of the proposals?

A:
For the election of directors, the seven persons receiving the most affirmative votes at the Annual Meeting will be elected. All other proposals require the affirmative vote of a majority of the votes cast on those proposals at the Annual Meeting. Abstentions and "broker non-votes" are not counted for any purpose in determining whether a matter has been approved, but are considered present and entitled to vote at the Annual Meeting for purposes of determining a quorum.

  If you hold shares beneficially in "street name" and do not provide your broker, bank or other agent with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

  If you are a beneficial owner, your broker has authority to vote your shares for or against certain routine matters, such as the ratification of our independent registered public account firm, even if the broker does not receive voting instructions from you. Your broker or other nominee, however, does not have the discretion to vote your shares on the election of directors or the approval of the NPS Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan without receiving voting instructions from you. It is very important that you instruct your broker or other nominee how to vote on these matters. If you do not complete the voting instructions, your shares will not be considered in the election of the directors or the approval of the 2010 Employee Stock Purchase Plan.

  If you are a registered shareholder and sign your Proxy Card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR ALL" of our nominees to the Board, "FOR" approval of the 2010 Employee Stock Purchase Plan, and "FOR" ratification of the appointment of KPMG, LLP as our independent registered public accounting firm).

Q:    What happens if additional matters are presented at the Annual Meeting?

A:
Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidates as may be nominated by the Board.

Q:    What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple Proxy Cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Card. Please complete, sign, and date and return each NPS Proxy Card and voting instruction card that you receive to ensure that all of your shares are voted.

Q:    How may I obtain a separate set of proxy materials or request a single set for my household?

A:
The Securities and Exchange Commission, or SEC, has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for Proxy Statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

  This year, a number of brokers with account holders who are NPS stockholders will be "householding" our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement and annual report, you may direct your request as follows:

  •
  by notifying your broker;

  •
  by writing to Investor Relations, NPS Pharmaceuticals, Inc., 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921;

  •
  by contacting Investor Relations by telephone at (908) 450-5300;

  •
  by calling Broadridge toll-free at (800) 542-1061; or

  •
  by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

  If you revoke your consent, you will be removed from the householding program within thirty days of receipt of your revocation and each stockholder at your address will receive individual copies of our disclosure documents. Stockholders who currently receive multiple copies of the Proxy Statement at their address and would like to request "householding" of their communications should contact their broker.

Q:    Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear the entire cost of solicitation of proxies including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy Card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of NPS common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners.

  To assist in soliciting proxies, we have retained The Proxy Advisory Group, a professional proxy solicitation firm, at an approximate cost of $9,000 plus reimbursement of certain out-of-pocket expenses. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by directors, officers, or other regular employees of NPS. No additional compensation will be paid to directors, officers, or other regular employees for such services.

  We intend to mail this Proxy Statement and accompanying Proxy Card on or about April 9, 2010 to all stockholders entitled to vote at the Annual Meeting. In addition, this Proxy Statement and our Annual Report to Stockholders will be available on our web site at www.npsp.com beginning on or about April 9, 2010.

Q:    How may I obtain a copy of NPS' 2009 Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 2009?

A:
Our 2009 Annual Report to Stockholders, including financial statements for the year-ended December 31, 2009, is being distributed to all of our stockholders, together with this Proxy Statement, in satisfaction of the requirements of the SEC. A copy of our Annual Report on Form 10-K for the year-ended December 31, 2009 and the other periodic and current reports we file with the SEC are available on our website at www.npsp.com.

  You may request additional copies of the 2009 Annual Report to Stockholders and Form 10-K, at no charge, from our Investor Relations Department at (908) 450-5300 or by electronic mail at invest@npsp.com. You may also write to our Investor Relations Department at 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921.

Q:    What is the deadline to propose actions for consideration at next year's Annual Meeting of stockholders?

A:
For a stockholder proposal to be considered for inclusion in our Proxy Statement and presented at the 2011 Annual Meeting of Stockholders, our Corporate Secretary must receive a written proposal at the address below no later than December 20, 2010. Proposals should be addressed to: NPS Pharmaceuticals, Attn: Corporate Secretary, 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921.

  For a stockholder proposal that is intended to be presented at the 2011 Annual Meeting of Stockholders, but not included in our Proxy Statement, the proposal must be received by our Corporate Secretary at the same address no earlier than the close of business on February 18, 2011 and no later than the close of business on March 20, 2011. Please review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals. You may contact the NPS Corporate Secretary at the above address for a copy of the relevant Bylaw provisions regarding the requirements of making stockholder proposals and nominating director candidates.

  No stockholder proposals were submitted and none are included for consideration at the 2010 Annual Meeting of Stockholders.

Q:    Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and publish final results on a Current Report on Form 8-K filed with the SEC, no later than May 25, 2010.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General Information

        Our Board of Directors currently consists of seven members. Each member of the Board is a nominee for re-election at the 2010 Annual Meeting. Proxies may not be voted for a greater number of persons than the number of named nominees. Each nominee has agreed to serve if elected at the Annual Meeting. If and when elected at the Annual Meeting, each of the nominees is expected to serve until the Annual Meeting of Stockholders to occur in 2011 and until such elected nominee's successor is duly elected and qualified, or until such elected nominee's earlier death, resignation, or removal. The Board has no reason to believe that any nominee will be unable to serve.

        Pursuant to our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the number of directors which constitute the whole Board of Directors is to be fixed by one or more resolutions adopted by the Board of Directors. Our Board, by resolution effective as of May 19, 2010, has set the number of directors which constitute the whole Board of Directors at seven. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws also provide that directors are to be elected at the Annual Meeting to serve for a term of one year and until their respective successors are duly elected and qualified or until their respective death, resignation, or removal. Vacancies on the Board resulting from death, resignation, disqualification, removal, or other causes and any newly created directorships resulting from any increase in the number of directors may be filled by the affirmative vote of a majority of the directors then in office, unless the Board of Directors determines by resolution that any such vacancy shall be filled by the stockholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor is elected and qualified.

        Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The seven nominees receiving the most votes will be elected. Shares of registered stockholders which are represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose.

        We are a biopharmaceutical company engaged in developing new treatment options for patients with rare gastrointestinal and endocrine disorders. We are currently conducting two Phase 3 registration programs. Teduglutide, a proprietary analog of endogenous GLP-2, is being evaluated as GATTEX® in a Phase 3 registration study known as STEPS for intestinal failure associated with short bowel syndrome and in preclinical development for chemotherapy-induced gastrointestinal mucositis and other pediatric indications. NPSP558 (parathyroid hormone 1-84 [rDNA origin] injection) is being evaluated in a Phase 3 registration study known as REPLACE as a hormone replacement therapy for hypoparathyroidism. We complement our proprietary programs with a royalty-based portfolio of products and product candidates that includes agreements with Amgen, Kyowa Hakko Kirin, Nycomed, GSK and Ortho-McNeil Pharmaceuticals.

        All of our director nominees have extensive experience in the life sciences industry, including experience in biopharmaceuticals, biotechnology and research and development. In addition to the information presented below regarding each nominee's specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to NPS and our Board. Finally, we value their significant experience on other company boards of directors and board committees, which provides them with an understanding of current corporate governance practices and trends, and compensation matters. Set forth below, in alphabetical order, is biographical information for each person nominated to serve on our Board of Directors.

OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF
THE FOLLOWING NOMINEES

Nominees For Election

Michael W. Bonney, B.A. Director since 2005 Age 51	Mr. Bonney has served as a director since January 2005. Mr. Bonney has served since June 2003 as the president and chief executive officer and as a member of the board of directors of Cubist Pharmaceuticals, Inc., a public biopharmaceutical company. From January 2002 to June 2003, he served as its president and chief operating officer. From 1995 to 2001, he held various positions at Biogen, Inc., a public biopharmaceutical company, including vice president, sales and marketing from 1999 to 2001. Prior to that, Mr. Bonney held various positions in sales, marketing and strategic planning at Zeneca Pharmaceuticals, ending his eleven-year career there serving as National Business Director. Mr. Bonney has a B.A. in Economics from Bates College. Mr. Bonney is a trustee of Beth Israel Deaconess Medical Center and Bates College, and a member of the board of directors of PhRMA.

Mr. Bonney's extensive employment experience with public pharmaceutical companies, including in senior executive positions makes him a valued asset to the Board, as he offers a unique insight into the management and operation of pharmaceutical companies engaged in the research, development and commercialization of pharmaceutical products, as well as the reporting and other responsibilities of a public company.

Colin Broom, M.D. Director since 2009 Age 54	Dr. Broom has served as a director since July 2009. Since May 2004, he has been responsible for the leadership of all research and development and medical affairs activities at ViroPharma, a biopharmaceutical company dedicated to the development and commercialization of products that address serious diseases treated by physician specialists and in a hospital setting. Prior to ViroPharma, Dr. Broom served as vice president of clinical development and medical affairs, Europe, for Amgen. Previously, he was vice president of clinical development for Hoechst Marion Roussel (now sanofi-aventis) and for 14 years worked for Glaxo and then SmithKline Beecham (now GlaxoSmithKline) in a range of leadership positions of increasing responsibility, including head of global oncology and vice president of CNS/GI. Dr. Broom holds a bachelor of science degree in pharmacology from University College, London and a bachelor of medicine and bachelor of surgery degree from St. George's Hospital Medical School, London. He is a Member of the Royal College of Physicians and a Fellow of the Faculty of Pharmaceutical Medicine of the UK Colleges of Physicians.

As a result of Dr. Broom's experience heading the research and development efforts of other biopharmaceutical companies, he is a valued asset to the Board, as he offers valuable insight into the clinical development of proprietary products and other processes required in order to obtain the required regulatory approval of those products.
James G. Groninger, M.B.A. Director since 1988 Age 66
Mr. Groninger has served as a director since 1988. In February 2002, Mr. Groninger was appointed chief executive officer of LBS Technologies, Inc., a private biotechnology company focusing on RNA amplification and cellular therapy. Mr. Groninger founded in January 1995 and is president of The Bay South Company, a Richmond, Virginia-based provider of financial advisory and investment banking services. From 1988 through 1994, he served as a managing director, investment banking division, of PaineWebber Incorporated. Mr. Groninger is a member of the board of directors of Cygne Designs, Inc., a publicly held company and Layton BioScience, Inc., LBS Technologies, Inc., and Expression Pathology, Inc., private biotechnology companies. Mr. Groninger received a B.S. from Yale University and an M.B.A. degree from Harvard Business School, and has been certified with CPA and CFA designations.

Mr. Groninger's background includes service as CEO of a biotechnology company and membership on multiple boards of life sciences companies, which together give him valued insight into industry challenges and trends. In addition, his experience in the financial services industry makes him a unique resource for the Board in connection with our financing efforts.

Donald E. Kuhla, Ph.D. Director since 1991 Age 67	Dr. Kuhla has served as a director since 1991. From 1998 through January 2004, Dr. Kuhla was president and chief operating officer of Albany Molecular Research, Inc., a chemical contract research organization. From 1994 through 1998 Dr. Kuhla was vice president of Plexus Ventures, Inc., a business consulting firm. From 1990 to 1994, Dr. Kuhla held senior management positions with two venture capital-backed, biotechnology startup companies. His early career was spent in research and development and operations management positions with Pfizer Inc. and Rorer Group, Inc., his last position at Rorer being senior vice president of operations. Dr. Kuhla is a director of Synthetech Inc., a pharmaceutical fine chemical company. Dr. Kuhla received a Ph.D. degree in Organic Chemistry from Ohio State University.

As a result of Dr. Kuhla's extensive experience in the life sciences industry, including in senior executive positions, he provides the Board with valuable insight into the issues facing companies like NPS. Dr. Kuhla also has a strong background in research and operations, which makes him an important resource for the Board as NPS continues to pursue the development of its product candidates.
Francois Nader, M.D., M.B.A. Director Since 2008 Age 53
Dr. Nader has been President and Chief Executive Officer, or CEO, of NPS since March 2008. Dr. Nader joined NPS in June 2006 and served as Executive Vice President and Chief Operating Officer until March 2008. Before joining NPS, Dr. Nader was a venture partner at Care Capital, LLC and Chief Medical Officer of its Clinical Development Capital unit from July 2005, to June 2006. From 2000 to July 2005, he served as Senior Vice President, Integrated Healthcare Markets and Senior Vice-President, North America Medical and Regulatory Affairs with Aventis Pharmaceuticals. He also held similar positions at Hoechst Marion Roussel and served as Head of Global Commercial Operations at the Pasteur Vaccines division of Rhone-Poulenc. Dr. Nader is a trustee of BIONJ and of the Healthcare Institute of New Jersey (HINJ). Dr. Nader received a French State Doctorate in Medicine from St. Joseph University (Lebanon) and a Physician Executive M.B.A. from the University of Tennessee.

In addition to benefiting from Dr. Nader's extensive experience in the life sciences industry and his background in research and development, the Board values his contributions as the only management representative on our Board. Dr. Nader can provide management's perspective during Board discussions about the business and strategic direction of the Company and insight into all other aspects of the day-to-day operation of the Company.

Rachel R. Selisker, CPA Director since 2005 Age 54	Ms. Selisker has served as a director since January 2005. Ms. Selisker is president of Seamark Advisors LLC and has provided financial consulting and appraisal services in the healthcare sector since June 2007. She served from March 2006 to June 2007 as chief financial officer of AAIPharma Inc., a privately held contract research organization. From January 2001 to March 2006 she served as a managing director in the Raleigh, North Carolina office of Thompson Clive & Partners Inc., a venture capital firm based in London, where she focused on the life sciences sector. She served from July 1987 to February 2000 as the chief financial officer, and from February 2000 to January 2001 as senior vice president, global shared services, of Quintiles Transnational Corp., a publicly held global contract research organization. Ms. Selisker also served as director of Quintiles Transnational Corp. from November 1995 to February 2000. Ms. Selisker was a supervisor and staff accountant with the national accounting firm of Oppenheim, Appel, Dixon & Co. in Raleigh, North Carolina, from 1981 to 1987. She is a certified public accountant with extensive public accounting experience from 1976, when she graduated with her accounting degree from Wake Technical College in Raleigh, North Carolina until 1987, when she joined Quintiles. She also has served as a director of Labopharm, Inc., since November 2008.

In addition to experience in the life sciences industry, Ms. Selisker has extensive public company accounting experience, which includes service as chief financial officer of a public company for over twelve years. Ms. Selisker's accounting background and experience allow her to provide the Board with unique insight into public company accounting issues and challenges, and also qualify her to serve as the Board's Audit Committee financial expert, as defined in applicable SEC rules.

Peter G. Tombros, M.S., M.B.A. Director since 1998 Age 67
Mr. Tombros has served as a director since 1998 and in January 2008 was appointed Chair of the Board. Since 2005, Mr. Tombros has served as professor and executive in residence in the Eberly College of Science BS/MBA Program at Pennsylvania State University. Prior to that he was chair of the board and chief executive officer of VivoQuest, a private biopharmaceutical company. From 1994 until June of 2001, Mr. Tombros served as president, chief executive officer and director of Enzon Pharmaceuticals, a publicly held biopharmaceutical company. Prior to joining Enzon, Mr. Tombros spent 25 years with Pfizer Inc., a global healthcare company, in a variety of senior management positions, including vice president of marketing, senior vice president and general manager of the Roerig Pharmaceuticals Division, executive vice president of Pfizer Pharmaceuticals Division, director of Pfizer Pharmaceuticals Division, vice president of corporate strategic planning, and vice president, corporate officer, Pfizer Inc. Mr. Tombros also serves on the board of directors of Cambrex. Mr. Tombros received B.S. and M.S. degrees from Pennsylvania State University and an M.B.A. degree from the University of Pennsylvania Wharton Graduate School of Business.
Mr. Tombros has extensive experience in the pharmaceutical industry in both senior management and Board positions, with companies that include big pharma, biotechnology, specialty pharma, generic pharma and clinical research organizations. He has served as non-executive chair for three public companies, and as a director on five other public company boards. By virtue of Mr. Tombros' extensive experience and leadership roles, he is able to provide the Board with valued guidance on navigating the financial and strategic challenges that are inherent to the industry.

Responsibilities of the Board

        Our Board of Directors is responsible for monitoring our overall performance. Among other things, the Board, directly and through its committees:

  (i)
  establishes corporate policies;

  (ii)
  oversees compliance and ethics;

  (iii)
  reviews the performance of the Chief Executive Officer and other executives;

  (iv)
  establishes our executive compensation policies and objectives;

  (v)
  reviews and approves total compensation paid to our named executive officers;

  (vi)
  reviews and approves certain transactions; and

  (vii)
  reviews our long-term strategic plans.

        Members of the Board keep informed about our business by participating in Board and committee meetings, by reviewing analyses and reports and through discussions with the Chief Executive Officer and other officers.

        The Board has adopted Corporate Governance Guidelines that govern its operation and that of its committees. From time to time, our Board may revise the Corporate Governance Guidelines in response to changing regulatory requirements and evolving best practices. The Corporate Governance Guidelines may be viewed in the corporate governance section of our website at www.npsp.com.

        The Board meets throughout the year on a set schedule and also holds special meetings and acts by written consent from time to time as appropriate. Directors are responsible for attending Board meetings and meetings of the committees on which they serve, and for devoting the time needed and meeting as frequently as necessary to discharge their responsibilities properly. During the fiscal year ended December 31, 2009, the Board of Directors held 15 meetings. At certain meetings for limited periods of time and for limited considerations, the Board met in executive session where only the independent directors were present. Each Board member standing for re-election attended 75% or more of the aggregate of the meetings held by the Board and by the respective committees on which such Board member served during the period for which he or she was a director or a member of such committee. Directors are invited to attend the Annual Meeting of Stockholders. Six of our seven Board members were present at the Annual Meeting of Stockholders held in 2009.

Independence of the Board

        Our Board of Directors, with the assistance of the Nominating and Corporate Governance Committee, determines, on a regular basis, the independence of each Board member and committee member. The Board primarily utilizes NASDAQ's categorical independence standards for determining whether members of the Board and the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent. The Board has also adopted Corporate Governance Guidelines which are, among other things, intended to ensure that the Board and its committees are composed of independent directors. The Corporate Governance Guidelines provide that "an independent director is one who has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director." The Board and the Nominating and Corporate Governance Committee also regularly consult with our legal counsel to ensure that the Board's independence determinations are consistent with the foregoing criteria. This consultation includes an analysis of each director's response to a questionnaire inquiring about, among other things, his or her relationship, and those of his or her immediate family members, with the Company, our senior management, our independent registered public accounting firm and other companies with whom we do business.

        Consistent with these considerations, after a review of any relevant transactions and relationships involving our directors, of which there were none in 2009, our Board has affirmatively determined that each current member of our Board of Directors is independent under the foregoing criteria, except for Dr. Nader. Dr. Nader is not considered an independent director because of his employment as our Chief Executive Officer and President. In addition, our Board has affirmatively determined that each current member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is independent under the foregoing criteria.

Board Leadership Structure

        Our Board currently consists of seven directors, each of whom, other than Dr. Nader, is independent under NASDAQ's categorical independence standards and our Corporate Governance Guidelines. Dr. Nader has served as our CEO since March 2008 and as a member of our Board since January 2008. The Chair of the Board is appointed from among the independent directors and is currently Mr. Tombros. The Chair approves Board meeting agendas and schedules and generally approves information sent to the Board. In addition, the Chair has the authority to call meetings of the independent directors and to retain advisors to the independent directors.

        The Board has determined that separating the positions of CEO and Chair of the Board, and having an independent director serve as Chair of the Board, is in the best interest of shareholders at this time in recognition of the differences between the two roles. Under this structure, the CEO is responsible for setting the strategic direction for the Company and for providing the day-to-day leadership over the Company's operations, while the Chair of the Board provides guidance to the CEO, sets the agenda for Board meetings and presides over meetings of the full Board. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. To assure effective independent oversight, the board has adopted a number of governance practices, including a strong, independent, clearly-defined role for the Chair of the Board. In addition, our independent directors meet in executive sessions after every scheduled quarterly board meeting.

The Board's Role in Risk Oversight

        It is management's responsibility to manage risk and bring to the Board's attention the most material risks to the Company. The Board has oversight responsibility over the processes established to report and monitor systems for material risks applicable to the Company. During 2009, at the direction of the Board, management completed a comprehensive review of risks facing the Company with the help of an outside consultant. The Board reviews management's progress against the identified risks at each scheduled quarterly Board meeting. The Audit Committee also regularly reviews treasury risks (insurance, credit, and debt), financial and accounting, legal and compliance risks, information technology security risks and other risk management functions. In addition, Nominating and Corporate Governance Committee considers risks related to succession planning. The Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The Compensation Committee also reviews compensation and benefits plans affecting employees in addition to those applicable to executive officers. Based on our review of all of our compensation policies and practices, including the incentives that such policies and practices create and the factors that may reduce the likelihood of excessive risk taking, we have determined that it is not reasonably likely that such compensation policies and practices would have a material adverse effect on the company. The full Board considers strategic risks and opportunities and regularly receives reports from the committees that include risk oversight in their areas of responsibility.

Board Diversity

        The Board does not have a formal policy on diversity. However, in selecting a director nominee, the Nominating and Corporate Governance Committee seeks to find a nominee whose skills, expertise and background would complement those of the existing directors.

Committees of the Board

        The Board has elected to use Board committees in furtherance of the discharge of its duties and for the conduct of its work. All major decisions of such committees are reviewed and, where appropriate, ratified by the Board. In furtherance of its decision to employ committees and consistent with applicable laws, regulations and stock exchange listing requirements, currently, the Board has established three separately designated, standing committees: Audit, Compensation, and Nominating and Corporate Governance. Information regarding each committee is provided below.

  Audit Committee

        The Board has a separately-designated standing Audit Committee, the purpose of which includes:

  (i)
  overseeing our accounting and financial reporting processes and audits of our financial statements;

  (ii)
  reviewing evaluations of our system of internal controls;

  (iii)
  engaging and monitoring the independence and performance of our independent registered public accounting firm;

  (iv)
  providing a forum for communication among the independent registered public accounting firm, management, and the Board; and

  (v)
  providing such additional information and materials the Audit Committee may deem necessary to make the Board aware of significant financial matters that require the Board's attention.

The Audit Committee also prepares and submits the Audit Committee Report set out on page 26. The Audit Committee is presently composed of four directors, Ms. Selisker, Dr. Broom, Mr. Groninger and Mr. Tombros. Ms. Selisker serves as the chair of the Audit Committee.

        Our Board has determined that each member of the Audit Committee is independent under the independence criteria described above. Our Board has also determined that Ms. Selisker qualifies as an Audit Committee Financial Expert as defined in the applicable SEC rules. Our Board has also determined that the Audit Committee meets the NASDAQ composition requirements, including the requirements regarding the financial literacy and financial sophistication of its members. The Board has adopted a written charter for the Audit Committee, which is available on the corporate governance section of our web site at www.npsp.com. The Audit Committee met ten times during the fiscal year ended December 31, 2009.

  Compensation Committee

        The Board has delegated to the Compensation Committee the responsibility for implementing, reviewing and continually monitoring adherence with our compensation policies and objectives. The Compensation Committee is responsible for establishing, approving and recommending to the Board for final approval each of our compensation programs. The Compensation Committee's functions include:

  (i)
  establishing, reviewing, and overseeing base salaries, incentive compensation, equity compensation, retention compensation and other forms of compensation paid to our executive officers and members of our Board of Directors;

  (ii)
  administering our incentive compensation and equity plans; and

  (iii)
  performing such other functions regarding compensation as the Board may delegate.

The Compensation Committee reviews and discusses with management the Compensation Discussion and Analysis beginning on page 22 of this Proxy Statement and prepares and submits to the Board the Compensation Committee Report set out on page 33 of this Proxy Statement.

        In making its determinations, the Compensation Committee has the authority to act independently of management and to hire its own consultants. During 2009, the Compensation Committee engaged Radford Consulting, or Radford, a business unit of AON Consulting, to work for the Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, executive compensation design issues, market trends, and technical considerations. The mandate of the consultant was to assist the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, retention programs, executive compensation design issues, market trends, and technical considerations. Radford advised the Compensation Committee in determining base salaries for executive officers, establishing the range of potential awards for executive officers under our short-term incentive program and determining individual equity grant levels for executive officers. Radford also advised the Compensation Committee on non-employee director compensation.

        In addition, our CEO and Senior Director of Human Resources work with Radford to develop total compensation recommendations for our executive officers other than our CEO. The recommendations are submitted to the Compensation Committee for its review. The Compensation Committee works directly with Radford to develop a recommendation for CEO compensation. While Radford and our CEO, our Senior Director of Human Resources, our General Counsel and our Chief Financial Officer offer ideas, opinions, and proposals to the Compensation Committee, the final decision with respect to any course of action rests solely with the Compensation Committee. The Compensation Committee has delegated to our CEO the limited authority to make option grants to new employees and other eligible persons who are not subject to Section 16 of the Exchange Act, in each case, within grant guidelines established by the Compensation Committee.

        The Compensation Committee is currently composed of four directors, Dr. Kuhla, Mr. Bonney, Dr. Broom and Mr. Groninger. Dr. Kuhla serves as the chair of the Compensation Committee.

        Our Board has determined that each member of the Compensation Committee is independent under the independence criteria described above. In addition, our Board of Directors has determined that all members of the Compensation Committee are outside directors as defined by Rule 162(m) of the Internal Revenue Code and are non-employee directors as defined by Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. The Board has adopted a written charter for the Compensation Committee which is available in the corporate governance section of our web site at www.npsp.com. The Compensation Committee met nine times during the fiscal year ended December 31, 2009.

  Compensation Committee Interlocks and Insider Participation

        Dr. Kuhla, Ms. Selisker and Mr. Tombros served as members of the Compensation Committee from May 22, 2008 through May 14, 2009. Dr. Kuhla, Mr. Bonney and Ms. Selisker served as members of the Compensation Committee from May 14, 2009 through July 15, 2009. Dr. Kuhla, Mr. Bonney, Dr. Broom and Mr. Groninger have served as members of the Compensation Committee from July 15, 2009 through the date of this Proxy Statement. No member of the Compensation Committee during 2009 was or has been an officer or employee of NPS. None of our directors has interlocking or other relationships with other boards, compensation committees or our executive officers that require disclosure under Item 407(e)(4)(iii) of Regulation S-K.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee's functions include:

  (i)
  evaluating director performance on at least an annual basis;

  (ii)
  providing advice, information and materials relating to the nomination of directors;

  (iii)
  interviewing, nominating, and recommending individuals for membership on the Board and its committees;

  (iv)
  developing and overseeing the Board's corporate governance principles and a code of conduct applicable to members of the Board, officers and employees of NPS; and

  (v)
  assessing and monitoring the independence of the Board.

        The committee considers, on at least an annual basis, the mix of skills and experience that the then-current directors bring to the Board to assess whether the Board has the necessary membership and resources to perform its oversight function effectively. The qualifications of any non-incumbent director candidates brought to the attention of the committee by directors, management, stockholders or third parties will be evaluated from time to time in light of the committee's determination of the Board's needs, and under the same criteria as set forth below.

        The committee will consider nominees for director nominated by stockholders upon submission in writing to our Corporate Secretary of the names of such nominees, together with their qualifications for service as a director of NPS. The Nominating and Corporate Governance Committee does not have different standards for evaluating nominees based on whether they have been suggested by our stockholders or by our directors. To date, the committee has not received a director nominee from a stockholder or stockholders holding more than five percent of our common stock.

        In addition, stockholders of the Company may propose nominees for director at our annual or special meetings of stockholders by following the procedures for submission of proposals at annual or special meetings of stockholders set forth in the Company's bylaws. Such procedures require that notice by any stockholder be delivered to our Corporate Secretary not less than 60 nor more than 90 days prior to the date of the annual meeting, which notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected) as well as certain information relating to the stockholder making the nomination. If the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the date of the meeting, such advance notice shall be given not more than ten days after such date is first announced or disclosed.

        In evaluating the suitability of candidates for Board membership, the committee takes into account many factors, including whether the potential nominee meets requirements for independence; the individual's personal qualities and characteristics, accomplishments and reputation in the business community; the potential candidate's current knowledge and contacts in the communities in which we do business and in our industry or other industries relevant to our business; the individual's ability and willingness to commit adequate time to Board and committee matters; the fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective and responsive; and the need for the Board to have a diversity of viewpoints, background, experience and other factors. The committee has not established any specific minimum qualification standards for nominees to the Board.

        The Nominating and Corporate Governance Committee is currently composed of four directors, Mr. Bonney, Dr. Kuhla, Ms. Selisker and Mr. Tombros. Mr. Bonney serves as the chair of the Nominating and Corporate Governance Committee.

        Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent under the independence criteria described above. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on the corporate governance section of our web site at www.npsp.com. The Nominating and Corporate Governance Committee met six times during the fiscal year ended December 31, 2009.

 Code of Ethics

        We have adopted a corporate Code of Business Conduct and Ethics that applies to all of our directors, officers (including our chief executive officer and chief financial officer), employees and agents. We require that all of our directors, officers, employees and agents certify on an annual basis that they are in compliance with the code. A copy of the Code of Business Conduct and Ethics is available on the corporate governance section of our web site at www.npsp.com. We intend to disclose on our website, in accordance with all applicable laws and regulations, any amendments to, or waivers from, our Code of Business Conduct and Ethics.

Non-employee Director Stock Ownership Guidelines

        We have adopted stock ownership guidelines for non-employee directors of NPS to better align the interests of our non-employee directors with the interests of our stockholders. Under the stock ownership guidelines, each non-employee director is required to hold a minimum of 25,000 shares of common stock or deferred stock units of NPS. Each non-employee director had three years from the effective date of the guidelines, March 28, 2005, or, if later, three years from the date they join the Board to acquire a sufficient number of shares or units so as to be in compliance with the guidelines. As of the date of this Proxy Statement, each non-employee director was in compliance with the guidelines. If a non-employee director is found not to be in compliance with the guidelines after three years of service to the Board, then such director will not be permitted to receive any board compensation in cash until such time as the director is in compliance with the stock ownership guidelines. We also encourage directors to accumulate additional stock ownership in the Company by providing directors with the option of receiving non-employee director compensation in deferred stock units.

Communication from Stockholders

        Written communications to the Board may be submitted by electronic mail at BoD@npsp.com, by accessing our web site at www.npsp.com and clicking on the "Contact" link at the top of the page, or by writing to the General Counsel at NPS. Under procedures approved by a majority of the independent directors, the General Counsel will review such communications and will forward them to the Board if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know. In general, the General Counsel will forward communications to the Board if they are relevant to our governance, ethics and policies. At each Board meeting, the General Counsel presents a summary of all communications received since the last meeting that were not forwarded to the Board, if any, and makes those communications available to the directors upon request.

PROPOSAL NO. 2

APPROVE THE ADOPTION OF THE 2010 EMPLOYEE STOCK PURCHASE PLAN

        On February 12, 2010, the Compensation Committee of the Board of Directors adopted the NPS Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan (the "Purchase Plan"), subject to stockholder approval.

        The following summary of certain features of the Purchase Plan is not a complete description of all of the provisions of the Purchase Plan and is qualified in its entirety by reference to the full text of the Purchase Plan as proposed to be amended, which we have filed electronically and is available on the SEC's website at www.sec.gov.

        The affirmative vote of a majority of the votes cast on this proposal is required to approve the adoption of the Purchase Plan. If you are a beneficial shareholder, your bank, broker or other agent may not vote your shares on this proposal absent instructions from you. Without your instructions, your shares will be not be voted on this matter and will not be counted in determining whether the requisite number of shares have been voted on this proposal.

Material Features of the Purchase Plan

  Purpose

        The purpose of the Purchase Plan is to provide our employees with an opportunity to purchase shares of our common stock through payroll deductions. We intend that the Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended, which we refer to herein as the Code. Accordingly, the provisions of the Purchase Plan are to be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

  Stock Subject to the Purchase Plan

        We have reserved a total of 500,000 shares of our common stock for purchase by eligible employees under the Purchase Plan. Such shares of common stock may be newly issued shares or shares reacquired in private transactions or open market purchases.

  Eligibility

        All employees of the Company or an affiliate whose customary employment with the Company or an affiliate is at least 20 hours per week and at least five months per calendar year are eligible to participate in the Purchase Plan, except for persons who are deemed under Section 423(b)(3) of the Code, to own five percent (5%) or more of the voting stock of the Company. Officers of the Company are eligible to participate in the Purchase Plan, except that the Board may provide in any offering period that certain highly compensated employees within the meaning of the Code are ineligible to participate. At December 31, 2009, 53 persons would be eligible to participate in the Purchase Plan.

  Participation

        The Purchase Plan provides for a series of six-month offering periods commencing on April 1 and October 1 of each year, with the first offering period commencing on April 1, 2010. The Board may change the duration of the offering periods; provided, that such offering periods comply with the provisions of Section 423(b)(7) of the Code. Eligible employees may elect to become participants in the Purchase Plan by enrolling during specified enrollment periods. During each offering period, eligible employees who enroll in the Purchase Plan for the offering period are granted an option to purchase shares through the accumulation of payroll deductions of not less than 1% nor more than 15% of each participant's compensation (up to a maximum of $25,000 per calendar year, based on the fair market value of the shares determined as of the first business day of each offering period). The number of shares to be purchased will be determined by dividing the participant's balance in the Purchase Plan account on the last day of the offering period by the purchase price per share for the Common Stock. The purchase price per share will be the lesser of 85% of the fair market value of the Common Stock on the last day of the offering period or 85% of the fair market value on the first day of the offering period. If a fractional number of shares results, the number will be rounded down to the next whole number and the excess funds shall be carried forward to the next offering period. Unless a participant withdraws from the Purchase Plan, such participant's option will be exercised automatically on the last day of the offering period. No interest shall accrue on a participant's contributions under the Purchase Plan.

  Valuation

        The fair market value of our common stock on any relevant date under our Purchase Plan is the closing sale price of a share of our common stock on the NASDAQ Global Market on such date, or as otherwise determined by the plan administrator in its reasonable discretion. As of March 31, 2010, the closing price of our common stock on the NASDAQ Global Market was $5.04.

  Holding Period

        The Purchase Plan requires a participant to hold shares of our common stock that are purchased under the Purchase Plan for at least six months following the date such shares are purchased. The Board, in its discretion, may increase or decrease this holding period.

  Withdrawal

        An employee may withdraw all but not less than all the contributions credited to his or her account under the Purchase Plan at any time at least 15 days prior to the last day of the offering period. Upon termination of a participant's continuous status as an employee prior to the last day of an offering period for any reason, including retirement or death, the contributions credited to such participant's account will be returned to such participant or such participant's beneficiary in the case of death. In the event a participant fails to remain employed for at least 20 hours per week during an offering period, such participant will be deemed to have withdrawn and the contributions credited to such participant's account shall be returned to such participant. A participant's withdrawal from any offering period will not have any effect upon his or her eligibility to participate in a succeeding offering period.

  Administration; Amendment; Termination

        The Compensation Committee or, if the Board so determines, the Board or another committee thereof shall supervise and administer the Purchase Plan. The Board or committee shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for administration of the Purchase Plan and not inconsistent with the Purchase Plan, to construe and interpret the Purchase Plan and to make all other determinations necessary or advisable for the administration of the Purchase Plan. The Board or a committee may at any time terminate or amend the Purchase Plan, except that no such termination may affect options previously granted, nor may an amendment make any change in any option granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Section 423 of the Code or any other applicable law or regulation, the Company must obtain stockholder approval as required.

  Term of Purchase Plan

        The Purchase Plan became effective upon adoption by the Compensation Committee and shall terminate ten years thereafter, subject to stockholder approval within twelve months of adoption, unless earlier terminated as provided above. No purchases of common stock pursuant to the Purchase Plan shall occur prior to stockholder approval.

  Nontransferability

        Neither contributions credited to a participant's account nor any rights with respect to the exercise of an option or to receive shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will or the laws of descent and distribution. A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant's account under the Purchase Plan in the event of such participant's death subsequent to the end of an offering period, but prior to the delivery of such participant's shares of Common Stock and cash. A participant may file a written designation of a beneficiary who is to receive any cash from the participant's account in the event of such participant's death prior to the end of the offering period.

  Adjustments upon Changes in Stock

        If any change is made in the shares of Common Stock subject to the Purchase Plan or subject to any option granted under the Purchase Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or change in capital structure), appropriate adjustments shall be made by the Board or a committee thereof as to the maximum number of shares subject to the Purchase Plan and the number of shares and price per share subject to outstanding options as shall be equitable to prevent dilution or enlargement of option rights. Any such determination made by the Board or a committee thereof shall be final, binding and conclusive upon each participant.

Federal Income Tax Considerations

        The following is a description of certain U.S. Federal income tax consequences of the issuance and exercise of options to purchase shares under the Purchase Plan. The options granted under the Purchase Plan are intended to constitute qualified stock options in an "employee stock purchase plan" under Section 423 of the Code. No taxable income is realized by a participant at the time options are granted to participants under the Purchase Plan or at the time of purchase of shares pursuant to the Purchase Plan. Upon the death of a participant owning Purchase Plan shares or upon the disposition of shares two years or more after the date of the grant of the option to purchase such shares and at least one year after acquiring such shares (the "Required Holding Period"), the participant will recognize as ordinary compensation income an amount equal to the lesser of:

  (i)
  the excess of the fair value of the shares on the date of disposition or death over the amount paid for such shares, or

  (ii)
  the excess of the fair market value of the shares at the time the option was granted over the option exercise price.

        The participant will also recognize a long-term capital gain or loss on a disposition of such shares equal to the difference between (x) the amount realized upon the sale of the shares and (y) the sum of the amount the participant paid for the shares plus the amount, if any, taxed to the participant as ordinary compensation income under clause (i) or (ii) above.

        The Company will not be entitled to a deduction corresponding to the participant's compensation income in the case of shares satisfying the Required Holding Period.

        Upon disposition of the shares prior to the satisfaction of the Required Holding Period, the participant generally will then recognize compensation income, and the Company will have a corresponding deduction, in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. The amount recognized as compensation income will be added to the basis of the shares for purposes of computing the participant capital gain at time of disposition.

New Plan Benefits Under the Purchase Plan

        The total number of shares to be received by or allocated to eligible employees under the Purchase Plan cannot be determined at this time because the amount of contributions set aside to purchase shares of our common stock under the plan is within the discretion of each plan participant and the amount of shares which will be purchased is dependent on the fair market value of our common stock on various future dates. Non-employee directors are not eligible to participate in the Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE
2010 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee of our Board of Directors has appointed KPMG LLP, or KPMG, as our independent registered public accounting firm for the fiscal year ending December 31, 2010. Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise; however, as a matter of good corporate governance, we are asking our stockholders to ratify such appointment. Even if the appointment is ratified, the Audit Committee, at its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of our company and our stockholders. KPMG has audited our financial statements since our inception in 1986.

        KPMG has advised us that neither it nor any of its members has any direct or material indirect financial interest in the Company. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

 Principal Accountant Fees and Services

        The following table sets forth the fees paid or payable to KPMG LLP relating to the audit of the 2009 consolidated financial statements and fees for other professional services billed in 2009 with comparative amounts for 2008:

	Fiscal Year Ended December 31, 2009	Fiscal Year Ended December 31, 2008
Audit fees	$765,000	$819,000
Audit-related fees	$321,000	$542,000
Tax fees	$302,000	$143,000
All other fees	$—	$—

        Audit fees consist of KPMG's fees for services related to their audits of NPS' annual financial statements and internal control over financial reporting, their review of financial statements included in our quarterly reports on SEC Form 10-Q, their review of SEC filed registration statements and fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as the issuance of consents, and comfort letters.

        Audit-related fees consist of fees for assurance related services by KPMG that are reasonably related to the performance of the audit or review of our consolidated financial statements and not included in Audit Fees. In fiscal years 2009 and 2008, these fees related primarily to services in connection with an audit of a subsidiary.

        Tax fees consist of fees rendered for services on tax compliance matters, including tax return preparation, claims for refund and assistance with tax audits of previously filed tax returns, tax consulting and advisory services consisting primarily of tax advice rendered by KPMG in connection with our former Allelix subsidiary.

        All audit, audit-related, tax, and any other services performed for us by our independent registered public accounting firm are subject to pre-approval by the Audit Committee of our Board of Directors and were pre-approved by the Audit Committee prior to such services being rendered. The Audit Committee determined that the services provided by and fees paid to KPMG were compatible with maintaining the independent registered public accounting firm's independence. The Audit Committee is sensitive to the concern that some non-audit services and related fees could impair independence and the Audit Committee believes it important that independence be maintained. However, the Audit Committee also recognizes that in some areas, services that are identified by the relevant regulations as "tax fees" or "other fees" are sufficiently related to the audit work performed by KPMG that it would be highly inefficient and unnecessarily expensive to use a separate firm to perform those non-audit services. The Audit Committee intends to evaluate each such circumstance on its own merits, and to approve the performance of non-audit services where it believes efficiency can be obtained without compromising independence.

 AUDIT COMMITTEE REPORT(1)

        The Audit Committee of the Board of Directors oversees our accounting and financial reporting processes and system of internal controls on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee also is responsible for engaging and monitoring the independence and performance of our independent registered public accounting firm. The Audit Committee operates under a written charter, a copy of which is available on the corporate governance section of our website at www.npsp.com. The current members of the Audit Committee are Ms. Selisker, Dr. Broom, Mr. Groninger and Mr. Tombros, each of whom is an independent director.

        Our management supervises our system of internal controls and the financial reporting process. Our independent registered public accounting firm performs an independent audit of our consolidated financial statements in accordance with generally accepted accounting standards and expresses opinions on these consolidated financial statements. In addition, our independent registered public accounting firm expresses its own opinion on the effectiveness of our internal control over financial reporting. The Audit Committee monitors these processes.

        The Audit Committee has reviewed and discussed with management and KPMG the Company's audited consolidated financial statements as of and for the year ended December 31, 2009, as well as management's assessment and KPMG's evaluation of the effectiveness of our internal control over financial reporting. Our management represented to the Audit Committee that our audited consolidated financial statements were prepared in accordance with the U.S. generally accepted accounting principles.

        The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received, reviewed, and discussed with KPMG the written disclosures and the letter from them required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG's communications with the Audit Committee concerning independence and has discussed with KPMG their independence. The Audit Committee has also considered whether the provision of non-audit services provided by KPMG is compatible with maintaining the independence of the auditors. The Audit Committee's policy is to approve all audit and permissible non-audit services provided by KPMG. All audit and permissible non-audit services performed by KPMG during fiscal year 2009 were pre-approved by the Audit Committee in accordance with established procedures.

        Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Submitted by the Audit Committee of the Board,
Rachel R. Selisker, Chair Colin Broom James G. Groninger Peter G. Tombros

(1)
This Report of the Audit Committee does not constitute soliciting material and shall not be deemed to be "filed" with the Securities and Exchange Commission or deemed to be incorporated by reference in previous or future documents filed by NPS with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Exchange Act, or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent we specifically incorporate this Report by reference into any such document.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis discusses the material elements of our compensation programs and policies, including the objectives of our compensation programs and the reasons why we pay each element of compensation to our named executive officers. Following this discussion, you will find a series of tables containing more specific details of the 2009 fiscal year compensation earned by, or awarded to our named executive officers. Our named executive officers for fiscal year 2009 include the following individuals:

Name	Position
Francois Nader	CEO and President
Luke Beshar	CFO and Senior VP
Roger Garceau	Senior VP, R&D and CMO
Sandra Cottrell(1)	VP, Regulatory Affairs and Drug Safety
Edward Stratemeier(2)	Senior VP, Legal Affairs and General Counsel
Andrew Rackear(3)	Former Senior VP, Legal Affairs and General Counsel

(1)
Dr. Cottrell joined the Company in April 2009.

(2)
Mr. Stratemeier joined the Company in October 2009.

(3)
Mr. Rackear separated from the Company in October 2009.

Summary

        Executive compensation for 2009, in accordance with our compensation policy, balanced corporate performance and individual performance, driven primarily by these factors:

  •
  management of cash;

  •
  identification of financing options;

  •
  enrollment of the two Phase 3 trials;

  •
  supply-chain readiness for GATTEX and NPSP558; and

  •
  regulatory readiness for GATTEX and NPSP558.

        Also for 2009, the Compensation Committee:

  •
  adjusted the amount of the corporate performance goals that a named executive officer may achieve in short-term incentive compensation in order to further reward good performance and penalize poor performance, from (i) a minimum of 80% down to 50% of target and (ii) a maximum of 120% to 150% of target; and

  •
  added a new level of "outstanding performance" for the individual goals portion of the short-term incentive compensation.

Role of Board of Directors and Compensation Committee

        Our compensation policy is set by the Board of Directors, with the advice and recommendation of the Compensation Committee. The Board has delegated to the Compensation Committee the responsibility for implementing, reviewing and continually monitoring adherence with our compensation policy. The Compensation Committee is responsible for establishing, reviewing, approving and recommending to the Board for final approval each of our compensation programs. In addition, the Compensation Committee is responsible to ensure that total compensation paid to our executive officers, including the named executive officers, is consistent with our compensation policy and objectives.

Compensation Policy and Objectives

        Our compensation policy has two fundamental objectives: (1) to attract, retain and motivate highly talented and team oriented executives and employees, and (2) to align our executive's and employee's interests with those of our stockholders by rewarding short-term and long-term performance. To accomplish our fundamental objectives, the Compensation Committee establishes, approves and recommends to the Board for final approval compensation programs based on certain compensation philosophies. Among those are:

  •
  Compensation awarded should be fair, reasonable and competitive with the compensation paid by other companies that compete with us for executive talent.

  •
  Compensation programs must reward the accomplishment of individual and Company performance goals. Our programs should deliver higher compensation when individual and Company performance meets or exceeds the performance goals. Likewise, where individual or Company performance falls short of expectations, our compensation programs should deliver lower compensation.

  •
  Compensation programs should include the appropriate mix of cash and equity components to reward both short-term and long-term performance, each of which is necessary for success in the biotechnology industry.

  •
  Compensation programs should also ensure executive and employee retention. In light of the volatility of our business and the pharmaceutical and biotechnology industry in general, our compensation programs should be structured so that even in periods of downturns in Company performance, successful, high-achieving executives and employees will remain motivated and committed to NPS.

  •
  Perquisites should be rare and limited to those that are essential to the executive's ability to effectively perform.

  •
  Compensation should take into account our core values of integrity and ethics, respect, quality, personal accountability, and teamwork.

Compensation Consultant

        In 2009, the Compensation Committee retained the services of an external compensation consultant, Radford Consulting, or Radford, a business unit of AON Consulting. The mandate of the consultant was to assist the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, retention programs, executive compensation design issues, market trends, and technical considerations. The Compensation Committee regularly evaluated Radford's performance and has the final authority to engage and terminate Radford.

        During 2009, Radford advised the Compensation Committee in determining base salaries for executive officers, establishing the range of potential awards for executive officers under our short-term incentive program and determining individual equity grant levels for executive officers. Radford also advises the Compensation Committee on non-employee director compensation, which is discussed in more detail later in this Proxy Statement under the caption "2009 Director Compensation."

Role of Executives in Compensation Decisions

        Our CEO, Senior Director of Human Resources, General Counsel, and Chief Financial Officer generally attend Compensation Committee meetings. Compensation Committee meetings occasionally include an executive session which is conducted without the CEO, Chief Financial Officer and Senior Director of Human Resources being present. The Compensation Committee typically requests that the General Counsel remain present during executive sessions, though the General Counsel is also excused from executive sessions when appropriate. Our CEO and Senior Director of Human Resources work with Radford to develop total compensation recommendations for our executive officers other than the CEO. The recommendations are submitted to the Compensation Committee for review. The Compensation Committee works directly with Radford to develop a recommendation for CEO compensation. While Radford and the officers mentioned above offer ideas, opinions, and proposals to the Compensation Committee, the Compensation Committee functions and votes independently.

Setting Executive Compensation

        The Compensation Committee has established a number of practices to assist it in setting executive compensation in accordance with our compensation policy and objectives. Among the procedures are:

  •
  Engaging Compensation Consultant.  As discussed above, the Compensation Committee has retained Radford to advise it on matters related to executive compensation and our compensation programs.

  •
  Market Review.  With the assistance of Radford and management, the Compensation Committee reviews on an annual basis each component of NPS executive compensation against compensation at a peer group of publicly-traded biotechnology and pharmaceutical companies. For years in which both Company and individual performance goals are met, our overall compensation program is designed to provide our named executive officers with total compensation at the mid-range, or approximately the 50th percentile, of the total compensation paid for comparable positions within the surveyed companies. However, our compensation program is structured to provide total compensation above the market 50th percentile for superior or extraordinary performance. All elements of compensation are compared to the entire group of surveyed companies based on available market information. The peer group used for the comparison, which is regularly reviewed, consists of companies which we believe have executive positions similar in breadth and scope to ours and businesses that compete with us for talent and stockholder investment. The peer group used by the Compensation Committee to make 2009 compensation decisions is represented in the following table.

  Peer Group for 2009 Compensation Decisions

Acadia Pharmaceuticals, Inc.	Barrier Therapeutics, Inc.	Pharmacopeia Inc.
Adolor Corporation	Biodel, Inc.	Pharmasset, Inc.
Affymax, Inc.	Geron Corporation	Poniard Pharmaceuticals, Inc.
Amicus Therapeutics, Inc.	Immunomedics, Inc.	Pozen, Inc.
Antares Pharma, Inc.	Middlebrook Pharmaceuticals, Inc.	Titan Pharmaceuticals, Inc.
Ariad Pharmaceuticals, Inc.	NexMed, Inc.	Vical Inc.
Avanir Pharmaceuticals	Optimer Pharmaceuticals, Inc.	Vivus, Inc.
Avigen, Inc.	Pain Therapeutics, Inc.

        In September 2009, the Compensation Committee adopted a new peer group for 2010 compensation decisions. The new peer group contains companies that the Compensation Committee believed were more comparable to NPS' current business. The following methodology was generally employed to evaluate and select comparator companies for this peer group:

  •
  we identified all publicly-traded U.S. headquartered companies in the biotechnology/pharmaceutical marketplace;

  •
  we refined the comparator pool to reflect companies exhibiting a financial profile that includes:

  •
  an employee size of 15 to 150 employees (1/3 to 3x NPS),

  •
  revenues greater than $0,

  •
  a market value of $70M to $600M (1/3 to 3x NPS), and

  •
  a market value per employee to take account of our outsourcing business model, which allows us to pursue our business strategy with fewer employees than peers that outsource less;

  •
  we performed a qualitative evaluation of the refined comparator pool to identify each company's development stage, leading product focus and business strategy;

  •
  we examined the peer group used for 2009 compensation decisions, as disclosed in the table above, and retained 15 of the 23 historical peer companies in our new peer group;

  •
  we selected 7 additional companies with "best fit" similarities to us, considering:

  •
  financial profile,

  •
  stage of development programs,

  •
  product focus / development processes, and

  •
  location in New Jersey or a geographic region characterized by a similarly competitive biotechnology environment.

        Based on the foregoing, the following companies comprise the peer group used for 2010 Compensation decisions:

  Peer Group for 2010 Compensation Decisions

Acadia Pharmaceuticals, Inc.*	Geron Corporation*	Pain Therapeutics, Inc.*
Adolor Corporation*	GTx Inc.	Pharmasset, Inc.*
Affymax, Inc.*	Halozyme Therapeutics	Poniard Pharmaceuticals, Inc.*
Amicus Therapeutics, Inc.*	Immunomedics, Inc.*	Pozen, Inc.*
ARYx Therapeutics, Inc.	Intermune Pharmaceuticals	Vical Inc. *
Avanir Pharmaceuticals*	Neurocrine Biosciences	Vivus, Inc.*
Biodel, Inc.*	Optimer Pharmaceuticals, Inc.*
Dyax Corp.	Osiris Therapeutics

*
Also included in 2009 peer group.
  •
  Total Compensation Review.  The Compensation Committee reviews each named executive officer's total compensation annually with the assistance of the CEO (except when the CEO's compensation is reviewed), the Senior Director of Human Resources and Radford. To facilitate this review, the Compensation Committee utilizes an executive assessment compiled by Radford. The executive assessment reviews each executive officer's total compensation and presents the dollar value of each component of the executive's total compensation, including cash compensation (which includes base salary and payments under our short-term incentive compensation program), outstanding equity awards (including awards under our long-term incentive compensation program) and other compensation due upon termination of employment. The purpose of the executive assessment is to provide the Compensation Committee with a comprehensive view of all of the elements of compensation that could be paid to our named executive officers in various scenarios, as well as to provide information about wealth accumulation. The Compensation Committee then uses this information as part of its analysis of the appropriate compensation mix and level of total compensation to be paid to each named executive officer and to help it determine internal pay equity among all of our named executive officers.

  •
  Evaluating Individual Performance.  Individual performance is a key component of the compensation of all executives and employees at NPS. At the beginning of each year, each of our executive officers and employees establishes annual performance goals with advice and input from their immediate supervisor or the Board, in the case of our CEO. At the end of the year, each executive and employee participates in a performance review to assess to what extent the executive or employee has achieved his or her performance goals and otherwise contributed to our results for the year. The independent members of our Board conduct the annual individual performance review of our CEO. Our CEO, with the assistance of our Senior Director of Human Resources, conducts the annual performance review of each of our executive officers. Typically, the Compensation Committee considers individual performance in connection with determining base salary increases and granting both short-term and long-term incentive awards.

  •
  Evaluating Company Performance.  Company performance is also a key component of compensation at NPS. The Board, at the beginning of each year and based upon the recommendation of the Compensation Committee and management, adopts the Company performance goals for that year. Following each year end, the Board reviews our performance to assess the extent to which each Company performance goal has been achieved. Performance against each year's corporate goals impacts payouts under the annual bonus plan (short-term incentive plan) for that year.

2009 Executive Compensation Components

        For 2009, the principal elements of compensation for named executive officers were:

  •
  base salary;

  •
  short-term incentive compensation; and

  •
  long-term incentive compensation.

The level of compensation paid to our chief executive officer and the other named executive officers reflects the Compensation Committee's assessment of the relative experience and level of responsibility of each such officer and their potential contribution to our performance and the accomplishment of our goals, and is supported by the Compensation Committee's benchmarking of the compensation paid to individuals holding similar positions with comparable companies. As a result of these factors, the total compensation paid to our named executive officers during 2009 varied.

Base Salary

        Base salary represents the fixed component of executive compensation. It is designed to deliver a limited portion of compensation at a guaranteed level to provide our named executive officers with some security for performing their executive responsibilities. Base salary ranges are determined for each named executive officer based on a number of factors, including the officer's position, specific responsibilities, level of experience, individual performance, Company performance, and also market data from the peer group companies.

        The Compensation Committee receives the recommendation of the CEO and Senior Director of Human Resources for the base salary of each named executive officer, other than the CEO, as part of a general Company-wide salary assessment performed annually by management. The Compensation Committee develops a recommendation for the CEO's base salary with the assistance of Radford. The Compensation Committee recommends the base salary for each named executive officer to the Board for final approval.

  2009 Base Salary Determinations

        In January 2009, the Compensation Committee reviewed the base salary of our CEO, Dr. Francois Nader, in connection with setting the level of his overall compensation for 2009. As part of that review, the Compensation Committee considered Dr. Nader's individual performance during 2008, as well as the base salary compensation paid to similarly situated officers by the peer group companies and the recommendation of the Committee's compensation consultant, Radford. Because Dr. Nader had received an increase in base salary when he became CEO in 2008, which placed him within the 50th to 75th percentile of base salary compensation for his position in the peer group, the Compensation Committee recommended, and the Board approved, no increase to Dr. Nader's base salary for 2009.

        In January 2009, the Compensation Committee also reviewed the base salaries of Messrs. Beshar and Rackear in connection with determining their overall compensation for 2009. In connection with this review, the Committee considered each executive's individual performance during 2008, as well as the recommendations of Radford and the levels of base salary paid to similarly situated officers within the peer group. The Compensation Committee determined that an increase in base salary was warranted for both executive officers, and accordingly, the Compensation Committee recommended, and the Board approved, a 4% increase in base salary for Mr. Rackear and a 2% increase for Mr. Beshar. These salary increases reflected a positive performance review for both executive officers and were intended to ensure their base salaries remained in the mid-range for their positions in the peer group. The difference in base salary increases provided to Mr. Rackear and Mr. Beshar for 2009 was based on the Compensation Committee's subjective evaluation of their relative performance against 2008 individual goals.

        Dr. Roger Garceau was hired as a Senior Vice President and the Company's Chief Medical Officer in December 2008, and as a result, he was not considered for an increase in base salary for 2009. At the time he commenced his employment, Dr. Garceau received an annual base salary of $325,000, which was in the midrange of base salary compensation paid to similarly situated officers within the peer group. The Committee believed that Dr. Garceau's base salary was fair and reasonable in light of his level of experience and responsibilities.

        In April 2009, Dr. Sandra Cottrell was hired as a Vice President, Regulatory Affairs and Drug Safety, at an annual base salary of $240,000. The Compensation Committee, as advised by Radford, believed that this level of base salary was appropriate in light of Dr. Cottrell's level of experience and responsibilities and within the mid-range of base salary compensation paid to similarly situated officers within the peer group.

        In October 2009, Mr. Edward Stratemeier was hired as a Senior Vice President, Legal Affairs and the Company's General Counsel. Mr. Stratemeier received an annual base salary of $300,000, which fell within the mid-range of base salary compensation paid to similarly situated officers within the peer group. From his date of hire through December 31, 2009, Mr. Stratemeier worked 80% of his time for the Company and was paid a base salary at an annual rate of $240,000 for that period, which represented 80% of his full base salary. Mr. Stratemeier began receiving his full base salary on January 1, 2010, when he began his full time employment with the Company. The Compensation

Committee believed that this level of base salary was appropriate in light of Mr. Stratemeier's level of experience and responsibilities.

        The Compensation Committee believes that the level of base salary established for each of its named executive officers in 2009 is consistent with the Company's objective of providing guaranteed compensation at a level that is comparable to that paid by other companies with which it competes for executive talent and furthered the Company's goal of providing a total compensation package that helps ensure the retention of its key employees.

Short-Term Incentive Compensation

  Overview of STI Program and Target Awards

        Our short-term incentive compensation program, or STI, is an annual cash incentive program that is intended to reward significant Company and individual executive performance over the course of the fiscal year. At the beginning of each year, the Board, with the recommendation of management, adopts the Company performance goals for the current year. Each goal typically contains a minimum, target, and maximum achievement level and a significance weighting relative to the other goals. Also, at the beginning of each year, each named executive officer establishes individual performance goals, which contain various achievement levels and significance weighting. The Compensation Committee determines the STI award received by each named executive officer for a particular year, if any, based upon the extent to which the Company performance goals and the executive's individual performance goals have been achieved.

        The amount of each named executive officer's STI target award is based on a specified percentage of the officer's base salary and is paid only on the portion of the salary that is actually earned. The actual percentage of base earnings varies by executive. The target awards are determined based on the Compensation Committee's review of the particular officer's total compensation and an evaluation of the total compensation paid to similarly situated officers within the peer group. For 2009, Dr. Nader's STI target award was 60% of base salary, Mr. Beshar's and Dr. Garceau's STI target award was 35% of base salary, and Dr. Cottrell's STI target award was 30% of base salary. Mr. Rackear did not participate in the 2009 STI program because he separated from the Company in 2009. Mr. Stratemeier did not participate in the 2009 STI program because he joined the Company in October 2009. The Compensation Committee concluded that the percentage of base salary used to determine the 2009 target STI award for each named executive officer was reasonable and consistent with the Company's goal of providing competitive compensation that is in the midrange, or approximately 50th percentile, of the total compensation paid to similarly situated officers within the peer group.

        Earning the full amount of the STI target award is contingent upon Company and individual performance, as discussed in more detail below. Therefore, an executive will earn the STI target award upon achievement of 100% of the Company performance goals and 100% of his or her personal goals. The executive can also earn more or less than the targeted bonus depending upon whether and to what extent corporate and personal goals have been achieved.

        The Compensation Committee implemented the following modifications to the STI program for 2009, as discussed in more detail below:

  •
  50% of amounts paid as STI up to the targeted bonus will be paid in cash and the remaining amount, up to 100% of the targeted bonus, will be paid in either all cash or all Company common stock, at the Compensation Committee's discretion;

  •
  In order to encourage executive ownership of NPS shares, amounts paid as STI over the targeted bonus will be paid in Company common stock at a 10% premium to the cash earned and ownership of such common stock will vest one year from the date of the award;

  •
  The maximum achievement level for the individual performance component of the STI award increased from 120% to 150%;

  •
  The minimum achievement level for the individual performance component of the STI award decreased from 80% to 50%; and

  •
  Cash on hand must be within the guidelines as determined by the Board in order for any STI payout to take place.

  Company and Individual Performance Overview

        The maximum STI award earned by each named executive can represent up to 150% of the STI target award and is calculated based 75% on achievement of our Company performance goals and 25% on the executive's individual performance. Together, the Company and individual performance components comprise the STI award. The required performance level and corresponding STI payment for the Company component and individual component of the STI award are provided below.

        Company Performance Component.    The Company performance component of each STI award for 2009 was calculated based upon the performance goals discussed on pages 35 and 36. In January 2009, the Compensation Committee reviewed the Company's performance against each goal and determined level of achievement of each goal in the following manner: if the Company (i) did not meet the goal, the named executive officers were credited with achieving 0% of the goal, (ii) met the minimum performance criteria, the named executive officers were credited with achieving 50% - 99% of the goal, (iii) met the target performance criteria, the named executive officers were credited with achieving 100% of the goal, or (iv) met the maximum performance criteria, the named executive officers were credited with achieving 101% - 150% of the goal. The Compensation Committee then calculated an aggregate percentage for all of the Company performance goals based upon their weighting, as discussed on pages 35 and 36, and the level of achievement by the named executive officers. No STI award for Company performance would have been awarded to any of the named executive officers if the aggregate total achievement level of Company goals had fallen below 50%.

        For 2009, our named executive officers were eligible to receive the following payments under the Company component of the STI award:

  •
  No payment for the Company component unless the Company achieved the minimum performance level for the Company performance goals;

  •
  A payment of 50% - 99% of the Company component (at the discretion of the Committee) if the Company achieved or exceeded the minimum performance level but did not achieve the target performance level;

  •
  A payment of 100% of the Company component if the Company achieved the target performance level but did not achieve the maximum performance level; or

  •
  A payment of 101% - 150% of the Company component (at the discretion of the Committee) if the Company achieved the maximum performance level.

        Individual Performance Component.    For 2009, the individual performance component of each STI award was calculated based upon each named executive officer's achievement of his or her individual performance goals during the year. For each named executive officer other than the CEO, the Compensation Committee determined the extent to which the named executive officer achieved his or her individual performance goals based on the recommendations of the CEO. For the CEO, the Compensation Committee determined the extent to which the CEO satisfied his individual performance goals for 2009, which were based solely on the Company's satisfaction of its performance goals for that period. When determining the performance level achieved for an individual performance goal, if the determination was made that a named executive officer:

  •
  did not meet the goal, an achievement level of 0% would be assigned to that goal,

  •
  partially satisfied the performance criteria, an achievement level of between 50% - 80% (determined at the Committee's discretion) would be assigned to that goal,

  •
  met the target performance criteria, an achievement level of between 80 - 110% (determined at the Committee's discretion) would be assigned to that goal,

  •
  exceeded performance criteria, an achievement level of between 110% - 130% (determined at the Committee's discretion) would be assigned to that goal, or

  •
  provided outstanding performance against the performance criteria, an achievement level of between 130% - 150% (determined at the Committee's discretion) would be assigned to that goal.

        Once the achievement levels for each performance goal have been determined, the Compensation Committee calculates the overall achievement level for each named executive officer using the relative weighting of his or her performance goals and the achievement levels assigned to those goals. The overall achievement level represents the proportion of the individual component of the STI award that the named executive officer is eligible to receive.

  2009 Company Performance

        In 2009, the Compensation Committee recommended and the Board approved performance goals for the Company, including each goal's relative weighting, and the minimum, target and maximum achievement levels for each goal. The Compensation Committee chose these performance goals, and the relative weighting assigned to such goals, because it believed them to be the key metrics used by management to formulate long-term business objectives, evaluate the Company's performance and ensure the Company's future success.

        In February 2010, the Board, with the assistance of the Compensation Committee, assessed the Company's performance under each of the 2009 performance goals to determine whether and to what extent to award the Company component of the STI award. The evaluation consisted of a review of each performance goal, its weighting and the actual performance delivered by the Company. The Company performance goals, and a description of the Compensation Committee's evaluation of such goals, are listed below:

  1.
  Manage cash flow. The Company reached the maximum achievement metric for two financial objectives based on (i) the Company's EBITDAR (earnings before interest, taxes, depreciation, amortization and stock-based compensation expense) and net interest expense for 2009, and (ii) the Company's year-end cash balance and investments. This goal was initially weighted at 15%, and the Compensation Committee awarded achievement of 22.5% based on reaching the maximum performance criteria (i.e. 150% of the target).

  2.
  Raise adequate capital to ensure NPS maintains at least one year cash on hand through the anticipated NDA approval dates. While the Company reached the minimum achievement metric for raising adequate capital by identifying available options and making viable recommendations to the Board by September 30, 2009, the Board, in its discretion, awarded the target achievement metric because of the Company's diligence in offering viable proposals for the Board to review and because of the complications relating to a certain financing proposal that caused the Company to postpone its efforts on other potential financing alternatives. This goal was initially weighted at 15%, and the Compensation Committee awarded achievement of 15% (i.e., 100% of the target).

  3.
  GATTEX STEPS Trial enrollment and randomization of patients by certain dates. The Board, in its discretion, awarded the minimum achievement metric by reasoning that while the last patient, first visit might extend beyond the deadline, the target number of patients randomized would be achieved by the end of March 2010. The Board reasoned that the randomization number was a more important indication of trial enrollment. This goal was initially weighted at 20%, and the Compensation Committee awarded achievement of 10% (i.e., 50% of the target).

  4.
  NPSP558 REPLACE Study enrollment and randomization of patients by certain dates. The Company did not achieve the minimum achievement metric for this objective. Consequently, no achievement percentage was awarded. This goal was initially weighted at 20%, and the Compensation Committee awarded achievement of 0% (i.e., 0% of the target).

  5.
  Commercial supply chain contractually committed by September 30 for GATTEX and NPSP558. The Company achieved the maximum achievement metric for the GATTEX objective by entering into the required agreements by November 2009. The Company achieved the target achievement metric for the NPSP558 objective by entering into the required agreements by December 2009. This goal was initially weighted at 7.5% for GATTEX and 7.5% for NPSP558. The Compensation Committee awarded achievement of 11.25% (i.e. 150% of the target) for GATTEX and achievement of 7.5% (i.e., 100% of the target) for NPSP558.

  6.
  GATTEX AND NPSP558 regulatory readiness objectives. This goal was comprised of four separate objectives with different weightings. The Company reached the maximum achievement metric for all of the objectives by delivering the required results by the deadlines except for one objective, which reached the target achievement metric. In the aggregate, this goal was initially weighted at 15%, and the Compensation Committee awarded achievement of 21.25% (representing 150% of the target for most of the objectives and 100% of the target for the remaining objective).

  7.
  Bonus upside opportunities. The Board, in its discretion, awarded an additional 2.5% out of a total of 100% for all performance goals for the two bonus upside opportunities due to the successful completion of a drug delivery injection system for NPSP558 and the diligent efforts to acquire enabling technology.

        After considering the foregoing performance by the Company, and adding together the percentages for each goal, the Compensation Committee determined that the Company component of the STI award had been achieved at the level of 90%. Accordingly, in February 2010, the Compensation Committee recommended, and the Board approved, payment of the Company component of the STI award at 90% of the target award.

  2009 Individual Performance

        Each of the named executive officers who participated in the 2009 STI program had individual performance goals that accounted for 25% of his or her total STI award. These individual performance goals originated from the Company performance goals for each individual's area of responsibility or from projects to which the individual was an important contributor. For example, Mr. Beshar's individual performance goals were primarily based on the Company goals relating to the management of cash flow and raising adequate capital. Dr. Cottrell's individual performance goals were primarily associated with the Company goals of satisfying GATTEX and NPSP558 regulatory readiness objectives and meeting trial enrollment deadlines for the Company's ongoing studies, and also included her contributions to budget and regulatory compliance oversight. Dr. Garceau's individual performance goals were primarily based on the Company goals of satisfying GATTEX and NPSP558 regulatory readiness objectives and meeting trial enrollment deadlines for the Company's ongoing studies, as well as his contributions to budget oversight. Dr. Nader's individual performance goals were based on all of the Company's performance goals and his contributions and leadership in the Company's efforts to meet those goals.

        The Compensation Committee, with the assistance of the CEO and Senior Director of Human Resources, evaluated each currently-employed named executive officer's individual performance to determine to what extent the individual component of the STI award should be awarded to each executive. The Compensation Committee alone considered Dr. Nader's performance. While the individual component of Dr. Nader's award was tied to the Company's performance goals, the Board conducted an independent, subjective evaluation of Dr. Nader's contributions and leadership in the Company's efforts to meet those goals, which was not entirely dependent on the Company's level of achievement with respect to those goals.

        After reviewing each executive's individual performance, the Compensation Committee determined that: (i) for achievement of his 2009 individual performance goals, Dr. Nader should receive 125% in cash for his individual component of the STI; (ii) for achievement of his 2009 individual performance goals, Mr. Beshar should receive 110% in cash for his individual component of the STI; (iii) for achievement of his 2009 individual performance goals, Dr. Garceau should receive 105% in cash for his individual component of the STI; (iv) for achievement of her 2009 individual performance goals, Dr. Cottrell should receive 125% in cash for her individual component of the STI. Accordingly, the Compensation Committee recommended, and the Board approved, an award of the individual portion of the STI to each named executive officer based on the foregoing individual performance achievement amounts.

        The following table provides a summary of the total STI earned by each named executive officer in 2009, which is calculated based 75% on achievement of our Company performance goals and 25% on the executive's individual performance:

Named Executive Officer(1)	STI Target %	Company Performance Goals Achievement %	Individual Performance Goals Achievement %	Base Salary (prorated if necessary)	Total STI Earned for 2009
Francois Nader	60%	90%	125%	$475,000	$281,437
Luke Beshar	35%	90%	110%	$344,054	$114,398
Roger Garceau	35%	90%	105%	$325,000	$106,641
Sandra Cottrell	30%	90%	125%	$170,769	$50,590

(1)
Mr. Rackear did not participate in the 2009 STI because he separated from the Company in 2009. Mr. Stratemeier was not eligible for a 2009 STI award because he was hired in the fourth quarter of 2009.

        The full STI award for each executive officer was paid in cash. The actual cash incentive awards earned and paid to our named executive officers are reflected in column (g) of the Summary Compensation Table.

Long-Term Incentive Compensation

        Our long-term incentive compensation program, or LTI, is an integral part of our compensation policy. We believe that equity grants that vest over a period of years tie a portion of our executives' compensation to our long-term performance and, thereby, align the interests of our executives with the interests of our stockholders. Our equity compensation program delivers compensation to executives only when NPS performs and the value of NPS common stock increases. We provide LTI awards primarily through the issuance of stock options. Our executives realize value on these options only if our stock price increases (which benefits all stockholders) and only if the executives remain employed with us beyond the date their options vest. The Board has also utilized grants of restricted stock and restricted stock units, or RSUs, for the purpose of recruiting, retaining and rewarding our executive officers. Grants of restricted stock and restricted stock units encourage executive ownership of NPS shares and align the incentives granted to our executives with the interests of our stockholders. These awards also provide executives with some certainty regarding the value of the compensation they are receiving during periods of extreme stock market volatility, which furthers the Company's fundamental goal of awarding compensation that helps attract and retain highly skilled employees. When awarding restricted stock and restricted stock units, the Compensation Committee considers the extent to which including full-value shares in the long-term portion of total compensation is consistent with the compensation practices of our peer group.

        General LTI Award Practices.    Around the end of each year, the Compensation Committee, with the assistance of management, considers the LTI award that should be given to each named executive officer by assessing their individual performance and total compensation, including the value of outstanding options, RSUs and restricted stock held by that executive. The Compensation Committee also considers the type and amount of equity awards granted by the peer group companies. After such consideration, the Committee determines the appropriate LTI award for each named executive officer and presents its recommendation to the Board for approval.

        Equity awards for named executive officers are granted under our 2005 Omnibus Incentive Plan and 1998 Stock Option Plan and generally vest over four years. For 2009, the Committee approved a new vesting practice for time-based grants in which 25% of the grant vests on the first anniversary and 6.25% vests every three months thereafter. For 2009, the Compensation Committee determined and approved a grant date at its January 20, 2009 meeting. The exercise price of stock options granted on January 20, 2009 is the closing price of our common stock on the NASDAQ Global Market on the actual date of grant.

        2009 LTI Awards.    At its year-end meeting in 2008, the Compensation Committee received and considered Radford's recommendations with respect to the Company's LTI program. As part of this process, the Committee considered the effect of current economic conditions on the value of long-term incentive awards previously awarded to the named executive officers. In addition, the Committee reviewed the history of its LTI grant practices and concluded that the levels of long-term equity compensation previously awarded to the named executive officers under the Company's LTI program had been below the mid-range of similar awards granted by the 2009 peer group companies. Based on these factors, the Committee decided:

  •
  To grant a "true-up" award of stock options to the named executive officers in 2009 to bring their long-term equity compensation within the mid-range of similar awards granted by the peer group;

  •
  To provide that a meaningful proportion of such awards would be comprised of performance-based options with vesting tied to pre-determined performance metrics; and

  •
  That 2009 LTI awards would be granted on an annual basis as opposed to quarterly.

        After reaching the foregoing conclusions, the Compensation Committee approved the following one-time grants of service-based and performance-based options to the following named executive officers on January 20, 2009:

Named Executive Officer	Service-Based Options		Performance- Based Options(1)	Total
Francois Nader	142,500	(2)	231,563	374,063
Luke Beshar	45,000		73,125	118,125
Andrew Rackear	45,000		73,125	118,125

(1)
The numbers in this column represent the maximum number of options that may be achieved. The performance options are based on our stock price performance relative to NASDAQ Biotech Index for two equally weighted performance periods of (1) 2009 through 2011, and (2) 2009 through 2012. Top quartile performance yields payout at the levels listed in the column, 2nd quartile yields payout at 92% of those levels, 3rd quartile yields payout at 40% of those levels, and bottom quartile yields no payout.

(2)
Dr. Nader's grant of service-based options includes the 90,000 service-based options he was entitled to in 2009 pursuant to the terms of his employment agreement.

        In addition to the foregoing, Dr. Nader received a grant of 20,000 shares of restricted stock on January 26, 2009 that vested on the one year anniversary of the date of grant.

        The "true-up" component of the 2009 grants was based on market competitive practice and intended to compensate the named executive officers for the shortfall of LTI compensation previously awarded by the Company through a grant of predominantly performance-based options that will vest upon the achievement of designated performance goals. The service-based portion of the options will vest and become exercisable 25% on the first anniversary of the date of grant and 6.25% every three months thereafter.

        The performance-based options vest at a target rate of 50% on the second anniversary of the date of grant and 50% on the third anniversary of the date of grant, with the actual number of options vesting on such dates determined based on the performance of NPS' common stock price relative to the performance of the NASDAQ Biotechnology Index as follows:

Performance of Company Stock Price Relative to the NASDAQ Biotechnology Index	Vesting (% of Target Award for Performance Period)
Top Quartile	125%
Second Quartile	115%
Third Quartile	50%
Bottom Quartile	0%

        Stock options that are tied to the performance target and do not vest are forfeited by the executive.

        Dr. Garceau did not receive a 2009 LTI award because he joined the Company in December 2008. Mr. Stratemeier and Dr. Cottrell did not receive a 2009 LTI award because they joined the Company in 2009.

Employment Agreements

        We have entered into employment agreements with Dr. Francois Nader, our Chief Executive Officer and President and Dr. Roger Garceau, our Chief Medical Officer. A summary of these employment agreements is provided later in the Proxy Statement under the caption "Employment Agreements." Although we generally do not enter into employment agreements with our executive officers, we believe that the benefits and protections offered by a formal employment agreement allow us to attract a more qualified pool of candidates for certain senior positions in our Company. The employment agreements we entered into with Dr. Nader and Dr. Garceau were the product of arms'-length negotiations and incorporated the employment terms that the Compensation Committee determined were consistent with terms being offered in the marketplace for executives with similar qualifications.

Post-Termination Compensation

        In light of the volatility of our business and industry, we provide post-termination compensation to our named executive officers under certain circumstances. Our executives may be entitled to payments and other benefits upon separation from the Company under certain contractual arrangements, including employment agreements, employment offer letters, or our Change in Control Severance Pay Plan. A summary of each of these contractual arrangements is provided later in this Proxy Statement under the caption "Potential Payments upon Termination or Change in Control." In determining the severance payments or benefits to be paid to our named executive officers upon a termination of employment, whether or not resulting from a change in control of NPS, the Compensation Committee considers the executive's total compensation, including the value of historical equity compensation that has been accumulated by each executive. Based on an analysis of the severance benefits paid to executives by companies within the peer group, the Compensation Committee believes that the severance payments provided to our named executive officers are competitive and reasonable.

Perquisites

        It is our general practice not to provide significant perquisites or personal benefits to our named executive officers. The Compensation Committee, however, retains the discretion to consider and award reasonable perquisites or personal benefits to named executive officers as necessary for recruiting purposes, retention purposes, or otherwise. In 2009, we paid $7,030 for temporary housing for Mr. Stratemeier. Other than the expense for temporary housing, there were no perquisites awarded during 2009 that are required to be disclosed in this Proxy Statement. Named executive officers, however, are eligible to participate in our 401(k) retirement plan and receive the same Company match that is available to all employees.

Policy Regarding Tax Gross-Ups

        The Compensation Committee has, over the past few years, utilized tax gross-ups as one of many tools to attract and recruit highly-talented chief executive officers. Of the named executive officers, the Committee currently has only provided these tax gross-ups to Dr. Nader. The Compensation Committee determined, in connection with negotiating and approving Dr. Nader's employment agreement, that the tax gross-ups were necessary to retain Dr. Nader, in part because the current prevailing practice among our peer group continues to be to include a tax gross-up for 280G excise taxes in the CEO's employment agreement. Going forward, however, the Compensation Committee has determined that it will not provide these tax gross-ups in any future compensation arrangements offered or agreed to by the Company.

Policy Regarding Deductibility

        Our general approach is to seek to qualify the compensation paid to our named executive officers as deductible under Section 162(m) of the Internal Revenue Code but to preserve flexibility in allowing the Compensation Committee to make compensation awards consistent with the philosophy and policies described in this Compensation Discussion and Analysis. The Compensation Committee will continue to evaluate the advisability of qualifying the deductibility of such compensation in the future.

 COMPENSATION COMMITTEE REPORT(2)

        The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis that precedes this Report and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board,
Donald Kuhla, Chair Michael W. Bonney Colin Broom James G. Groninger

(2)
This Report of the Compensation Committee does not constitute soliciting material and shall not be deemed to be "filed" with the Securities and Exchange Commission or deemed to be incorporated by reference in previous or future documents filed by NPS with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Exchange Act, or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent we specifically incorporate this Report by reference into any such document.

SUMMARY COMPENSATION TABLE

        The table below summarizes the total compensation paid to or earned by each of the following named executive officers for the 2007, 2008 and 2009 fiscal years:

  •
  Francois Nader, our Chief Executive Officer and President;

  •
  Luke Beshar, our Chief Financial Officer and Senior Vice President;

  •
  Roger Garceau, Sandra Cottrell and Edward Stratemeier, our three other most highly compensated executive officers serving as executive officers as of December 31, 2009; and

  •
  Andrew Rackear, who would have been one of the three most highly compensated executive officers but for the fact that he was not serving as an executive officer as of December 31, 2009.

        Mr. Rackear separated from the Company in 2009. Mr. Stratemeier joined the Company in October 2009 and Dr. Cottrell joined the Company in April 2009.

Name and Principal Position(1) (a)	Year (b)	Salary ($) (c)	Bonus ($)(2) (d)	Stock Awards ($)(3) (e)	Option Awards ($)(4) (f)	Non-Equity Incentive Plan Compensation ($)(5) (g)	All Other Compensation ($) (h)		Total ($) (i)
Francois Nader	2009	476,827	—	112,400	1,249,903	281,437	11,025	(6)	2,131,592
CEO and President	2008	468,634	—	192,500	473,942	260,531	10,350	(6)	1,405,957
	2007	421,077	—	—	456,455	226,932	10,125	(6)	1,114,589
Luke Beshar	2009	345,586	—	—	392,923	114,398	11,025	(6)	863,932
CFO and Senior VP	2008	337,504	—	—	42,525	124,033	10,350	(6)	514,412
	2007	30,923	15,000	—	404,900	—	—		450,823
Roger Garceau	2009	336,250	—	—	—	106,641	11,025	(6)	453,916
SVP, R&D and CMO	2008	8,750	—	—	529,695	—	—		538,445
Sandra Cottrell	2009	179,077	29,226	—	129,338	50,590	7,521	(6)	395,752
VP, Regulatory Affairs
and Drug Safety
Edward Stratemeier	2009	50,769	23,000	—	216,750	—	1,869	(6)	299,418
Senior VP, Legal Affairs
and General Counsel
Andrew Rackear	2009	250,195	—	—	392,923	—	487,163	(7)	1,130,281
Former Senior VP,	2008	288,199	—	—	127,646	100,871	10,350	(6)	527,066
Legal Affairs and	2007	119,308	—	—	181,195	51,004	—		351,507
General Counsel

(1)
Information for fiscal years 2007 and 2008 is not included for Dr. Cottrell and Mr. Stratemeier, each of whom was appointed an executive officer during fiscal year 2009. Information for fiscal year 2007 is not included for Dr. Garceau, who was appointed an executive officer during fiscal year 2008.

(2)
Reflects the amount earned as a sign-on bonus for each named executive officer.

(3)
Reflects the aggregate grant date fair value of stock awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"). Stock awards for 2009 were granted on January 20, 2009 valued at $5.62 per share, which totaled $112,400. Additional information about the assumptions used in the calculation of these amounts is included in footnote 11 to our audited financial statements for the fiscal year ended December 31, 2009 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2010.

(4)
Reflects the aggregate grant date fair value of option awards computed in accordance with ASC 718. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model.

  Additional information about the assumptions used in the calculation of these amounts is included in footnote 11 to our audited financial statements for the fiscal year ended December 31, 2009 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2010.

(5)
Reflects the amount earned by each named executive officer under our short-term incentive compensation program for the applicable fiscal year. For additional information on our short-term incentive compensation program, see the section entitled "Short-Term Incentive Compensation" in the Compensation Discussion and Analysis on page 33 of this Proxy Statement.

(6)
Reflects Company matching contributions to the 401(k) plan for the named executive officer.

(7)
Reflects the following cash remuneration paid to Mr. Rackear in connection with his separation from the Company in October 2009: (i) severance pay of $449,818; COBRA cost $3,253; and (ii) a one-time cash payment of $23,067 for accrued and unused personal-time-off days. Also reflects $11,025 in Company matching contributions to the 401(k) plan for Mr. Rackear.

2009 GRANTS OF PLAN BASED AWARDS TABLE

        The following table shows the stock options and stock awards granted to our named executive officers in fiscal year 2009 (in respect of performance in fiscal years 2008 and 2009) and the estimated future possible payouts under our short-term incentive compensation program for fiscal year 2009.

									All Other Stock Awards: Number of Shares of Stock or Units (#) (i)(3)	All Other Option Awards: Number of Securities Underlying Options (#) (j)(4)
												Exercise Price or Base Price of Option Awards ($/sh) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l)(5)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name (a)	Grant Date (b)	Approval Date	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Francois Nader	1/15/09	1/21/09	—	—	—	—	—	—	—	22,500		6.16	80,536
	1/20/09	1/20/09	—	—	—	92,625	185,250	231,563	—	120,000		5.71	1,169,367
	1/26/09	1/26/09	—	—	—	—	—	—	20,000				112,400
	n/a	n/a	142,500	285,000	427,500	—	—	—	—
Luke Beshar	1/20/09	1/20/09	—	—	—	29,250	58,500	73,125	—	45,000		5.71	392,923
	n/a	n/a	60,210	120,419	180,629	—	—	—	—	—		—	—
Roger Garceau	n/a	n/a	56,875	113,750	170,625	—	—	—	—	—		—	—
Sandra Cottrell	4/6/09	2/15/09	—	—	—	—	—	—	—	55,000		3.96	129,338
	n/a	n/a	25,615	51,231	76,846
Edward Stratemeier	10/19/09	9/23/09	—	—	—	—	—	—	—	100,000	(6)	3.60	216,750
Andrew Rackear	1/20/09	1/20/09	—	—	—	29,250	58,500	73,125	—	45,000		5.71	392,923

(1)
Reflects the possible threshold, target and maximum payment levels under our short-term incentive compensation program for awards made in the fiscal year ended December 31, 2009. These amounts vary based on the individual's current salary and position. Amounts actually earned in fiscal year 2009 are reported as Non-Equity Incentive Plan Compensation in the Summary Compensation Table. For additional information, see the section entitled "Compensation Discussion and Analysis—2009 Executive Compensation Components—Short-Term Incentive Compensation" beginning on page 33 of this Proxy Statement.

(2)
Reflects the future threshold, target and maximum payment levels under our 2009 long-term incentive program awards of performance-based stock options made in the fiscal year ended December 31, 2009. The performance-based options vest at a target rate of 50% on the second anniversary of the date of grant and 50% on the third anniversary of the date of grant, with the actual number of options vesting on such dates determined based on the performance of our common stock price relative to the performance of the NASDAQ Biotechnology Index. For additional information, see the section entitled "Compensation Discussion and Analysis—2009 Executive Compensation Components—Long-Term Incentive Compensation" beginning on page 37 of this Proxy Statement.

(3)
Reflects a service-based restricted stock award granted to Dr. Nader in fiscal year 2009 under our 2005 Omnibus Incentive Plan. For additional information, see the section entitled "Compensation Discussion and Analysis—2009 Executive Compensation Components—Long-Term Incentive Compensation" beginning on page 37 of this proxy statement.

(4)
Reflects stock options granted in 2009 to each named executive officer under our long-term incentive compensation program. Grants were made under our 2005 Omnibus Incentive Plan and 1998 Stock Option Plan. Options granted in 2009 generally vest and become exercisable over four years as follows: 25% of the shares subject to the option vest after one year from date of grant, and the remaining 75% of the shares subject to the option vest 6.25% quarterly thereafter for three years. Vesting is contingent upon the named executive officer continuing to remain employed on the vesting date. Options granted have a ten-year term, subject to earlier termination upon death, disability, or termination of employment. For additional information, see the section entitled "Compensation Discussion and Analysis—2009 Executive Compensation Components—Long-Term Incentive Compensation" beginning on page 37 of this Proxy Statement.

(5)
The amounts in this column do not reflect compensation actually received by the named executive officers nor do they reflect the actual value that will be recognized by the named executive officers. Instead, the amounts represent the full grant date fair value of awards calculated in accordance with ASC 718. The grant date fair value is the amount that we will expense in our financial statements over the award's vesting schedule. For stock awards, fair value is the closing price of a share of our common stock as quoted on the NASDAQ Global Market on the day of grant. The fair values for stock options are accounted for in accordance with

  ASC 718. For additional information on the valuation assumptions, see footnote 11 to our audited financial statements, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

(6)
Reflects a one-time sign-on stock option grant to the named executive officer pursuant to the executive's employment offer letter.

Employment Agreements

        We have entered into employment agreements with Drs. Nader and Garceau.

        Dr. Francois Nader.    On March 17, 2008 we entered into an Employment Agreement with Dr. Nader in connection with his appointment as Chief Executive Officer and President of the Company. The agreement has a three year initial term and will automatically renew for successive one-year periods unless written notice of non-renewal is provided by either party at least 90 days prior to the expiration of the then current term.

        Under the agreement, Dr. Nader is entitled to: (i) receive an annual base salary of $475,000, subject to annual adjustment by the Compensation Committee; (ii) participate in our short-term incentive plan, with an annual target bonus opportunity of 60% of his base salary, which is effective March 17, 2008; and (iii) receive an annual long-term incentive target award of 90,000 stock options, commencing April 1, 2008 and, which are subject to the same four-year vesting schedule for equity awards granted to our other executives and employees. Pursuant to the agreement, we also made the following one-time awards to Dr. Nader upon the commencement date of the agreement: (i) 50,000 restricted stock units, or RSUs, which vest in one-third increments on each anniversary of the grant date, and (ii) 100,000 non-qualified stock options, or NQSOs, which vest according to our standard four-year vesting schedule. Under the agreement, Dr. Nader is also entitled to receive all other benefits generally available to our other employees, such as medical and dental insurance benefits, long-term care insurance, short-term and long-term disability, life insurance, 401(k) plan contribution matching, 125 Cafeteria Plan, annual paid time off and holidays.

        Dr. Nader is also entitled to participate in our Change in Control Severance Pay Plan in the event that his employment is terminated or materially altered as a result of a change in control of NPS. The provisions of this plan are discussed in detail later in this Proxy Statement under the caption "Potential Payments upon Termination or Change in Control." In the event that Dr. Nader's employment is terminated by NPS without cause, as defined in his employment agreement, or if Dr. Nader terminates his employment for good reason, as defined in his employment agreement, Dr. Nader would be entitled to the following severance benefits: (i) payment of any previously earned but unpaid base salary; (ii) payment of any unpaid bonus for the calendar year prior to the year in which the termination occurred; (iii) severance in an amount equal to two (2) times Dr. Nader's base salary at the time of termination; and (iv) immediate vesting of all options that would have vested within the two years following the date of his termination. Except as described in (iv) above, the treatment of Dr. Nader's outstanding equity awards upon a change in control or any termination of his employment is governed by the terms of the equity plans under which those awards were made and the terms of the respective award agreements. We also agreed to gross-up any payments to Dr. Nader under his employment agreement if such payments would be subject to the excise tax imposed by section 4999 of the Internal Revenue Code such that the net amount retained by Dr. Nader after deduction of any such excise tax would be equal to the amount Dr. Nader would have received had there been no excise tax imposed on the payments. Going forward, the Compensation Committee has determined that it will not provide such tax gross-ups in any future compensation arrangements offered or agreed to by the Company. For additional information on the Compensation Committee's policy on tax gross-ups, see the section entitled "Compensation Discussion and Analysis—Policy on Tax Gross-ups" on page 40 of this Proxy Statement.

        Dr. Nader's employment agreement was amended in January 2009 to (i) provide that Dr. Nader's annual award of 90,000 options would be granted on an annual basis rather than quarterly, and (ii) ensure that the agreement complies with Section 409A of the Internal Revenue Code of 1986, as amended, or qualifies for an exemption thereunder.

        Dr. Roger Garceau.    On December 1, 2008 we entered into an Employment Agreement with Dr. Garceau in connection with his appointment as Chief Medical Officer of the Company. Under the agreement, Dr. Garceau is entitled to: (i) receive an annual base salary of $325,000, subject to annual adjustment by the Compensation Committee; (ii) participate in our short-term incentive plan with a target bonus opportunity of 35% of his base salary; and (iii) receive an annual long-term incentive award of stock options or other equity awards permitted under our equity plans, subject to the same four-year vesting schedule for equity awards granted to our other executives and employees. Pursuant to the agreement, we made a one-time award of 150,000 NQSOs to Dr. Garceau, which vests according to our standard four-year vesting schedule. Under the agreement, Dr. Garceau is also entitled to receive all other benefits generally available to our other employees, such as medical and dental insurance benefits, long-term care insurance, short-term and long-term disability, life insurance, 401(k) plan contribution matching, 125 Cafeteria Plan, annual paid time off, and holidays.

        Dr. Garceau is also entitled to participate in our Change in Control Severance Pay Plan in the event that his employment is terminated or materially altered as a result of a change in control of NPS. The provisions of this plan are discussed in detail later in this Proxy Statement under the caption "Potential Payments upon Termination or Change in Control." In the event that Dr. Garceau's employment is terminated by NPS without cause, as defined in the agreement, or if Dr. Garceau terminates his employment for good reason, as defined in the agreement, he would be entitled to the following severance benefits: (i) payment of any previously earned but unpaid base salary; (ii) payment of any unpaid bonus for the calendar year prior to the year in which the termination occurred; (iii) severance in an amount equal to one-and-one-half (1.5) times his base salary at the time of termination; and (iv) Dr. Garceau's vested options will remain exercisable according to the provisions of the plan under which the options were granted.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2009

        The following table presents information about outstanding stock options and stock awards held by our named executive officers as of December 31, 2009. The table shows information about:

  •
  service-based stock options,

  •
  performance-based stock options, and

  •
  restricted stock awards.

        The market value of the stock awards is based on the closing price of our common stock as of December 31, 2009, which was $3.40. For additional information, see the section entitled "Compensation Discussion and Analysis—2009 Executive Compensation Components—Long-Term Incentive Compensation" beginning on page 37 of this proxy statement.

		Option Awards
				Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)(2)			Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1) (c)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
Francois Nader	6/5/2006	88,000	12,000	—	5.73	6/5/2016	—		—
	7/17/2006	7,632	1,243	—	4.07	7/17/2016	—		—
	10/16/2006	7,100	1,775	—	4.50	10/16/2016	—		—
	1/16/2007	6,567	2,308	—	4.37	1/16/2017	—		—
	4/16/2007	6,035	2,840	—	4.31	4/16/2017	—		—
	7/2/2007	39,990	24,510	—	4.13	7/2/2017	—		—
	7/16/2007	11,625	7,125	—	4.42	7/16/2017	—		—
	9/10/2007	47,357	47,357	—	4.29	9/10/2017	—		—
	10/15/2007	10,500	8,250	—	4.10	10/15/2017	—		—
	1/15/2008	9,375	9,375	—	3.93	1/15/2018	—		—
	3/17/2008	46,000	54,000	—	3.85	3/17/2018	—		—
	4/15/2008	9,900	12,600	—	3.60	4/15/2018	—		—
	7/15/2008	8,550	13,950	—	5.05	7/15/2018	—		—
	10/15/2008	7,200	15,300	—	5.85	10/15/2018	—		—
	1/15/2009	—	22,500	—	6.16	1/15/2019	—		—
	1/20/2009	—	120,000	231,563	5.71	1/20/2019	—		—
							53,334	(3,4)	181,336
Luke Beshar	11/20/2007	108,000	92,000	—	4.05	11/20/2017	—		—
	10/15/2008	3,939	8,371	—	5.85	10/15/2018	—		—
	1/20/2009	—	45,000	73,125	5.71	1/20/2019	—		—
Roger Garceau	12/11/2008	37,500	112,500	—	5.98	12/11/2018	—		—
Sandra Cottrell	4/6/2009	—	55,000	—	3.96	4/6/2019	—		—
Edward Stratemeier	10/19/2009	—	100,000	—	3.60	10/19/2019	—		—
Andrew Rackear	7/23/2007	52,700	32,300	—	4.64	7/23/2017	—		—
	1/15/2008	6,155	6,155	—	3.93	1/15/2018	—		—
	4/15/2008	5,416	6,894	—	3.60	4/15/2018	—		—
	7/15/2008	4,677	7,633	—	5.05	7/15/2018	—		—
	10/15/2008	3,939	8,371	—	5.85	10/15/2018	—		—
	1/20/2009	—	45,000	73,125	5.71	1/20/2019	—		—

(1)
Stock options granted after January 1, 2009 generally vest and become exercisable over four years as follows: 25% of the shares subject to the option vest on the one year anniversary of the date of grant, and 6.25% of the shares subject to the option vest every three months for the following three years. Stock options granted before January 1, 2009 generally vest and become exercisable over four years as follows: 28% of the shares subject to the option vest on the one year anniversary of the date of grant, and 2% of the shares subject to the option vest monthly for the following three years. Options granted have a ten-year term, subject to earlier termination upon death, disability, or termination of employment.

(2)
Reflects the maximum number of shares that can be earned pursuant to performance-based stock options granted during fiscal year 2009, which vest at a target rate of 50% on the second anniversary of the date of grant and 50% on the third anniversary of the date of grant, with the actual number of options vesting on such dates determined based on the performance of our common stock price relative to the performance of the NASDAQ Biotechnology Index. For additional information, see the section entitled "Compensation Discussion and Analysis—2009 Executive Compensation Components—Long-Term Incentive Compensation" beginning on page 37 of this Proxy Statement.

(3)
Reflects an award of 50,000 RSUs to Dr. Nader upon his appointment as CEO in March 2008. The RSUs vest in one-third increments on each anniversary of March 17, 2008, the grant date, as follows; one third (16,666) vested on the first anniversary of the grant date (March 17, 2009), one third (16,667) vests on the second anniversary of the grant date (March 17, 2010), and one third (16,667) vests on the third year anniversary of the grant date (March 17, 2011).

(4)
Reflects an award for Dr. Nader of 20,000 shares of restricted stock for achievement of his 2008 individual performance goals, which vested on January 26, 2010, the first anniversary of the grant date.

 OPTION EXERCISES AND STOCK VESTED IN 2009

        The following table presents information for our named executive officers on the number of shares acquired upon the vesting of stock awards in the form of RSUs during fiscal year 2009, and the value realized before payment of any applicable withholding tax and broker commissions.

Stock Awards
Name (a)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Francois Nader(1)(2)	38,199	159,828
Luke Beshar	—	—
Roger Garceau	—	—
Sandra Cottrell	—	—
Edward Stratemeier	—	—
Andrew Rackear	—	—

(1)
In October 2006, Dr. Nader received an RSU award pursuant to our 2006 retention program. 50% of this award vested on October 17, 2009, with a market value of $3.63 per share based on the closing price of our common stock on the NASDAQ Global Market on that date.

(2)
In March 2008, Dr. Nader received an RSU award of 50,000 pursuant to his employment agreement, which vested as follows; one third would vest on the first anniversary of date of grant, one third on the second date of grant, and one third on the third date of grant.

Pension Benefits and Nonqualified Deferred Compensation

        Our named executive officers do not receive any compensation in the form of pension benefits or nonqualified deferred compensation.

Potential Payments upon Termination or Change in Control

        The following narrative and table summarize the estimated payments to be made under each contract, agreement, plan or arrangement which provides for payments to a named executive officer at, following, or in connection with the termination of employment of the named executive officer, including a change in control of the Company. For purposes of the quantitative disclosure in the following table, we have assumed that the termination took place on December 31, 2009, the last business day of our last completed fiscal year, and that the price per share of our common stock is the closing market price on the NASDAQ stock market as of that date, or $3.40. However, with respect to Mr. Rackear, who separated from the Company during 2009, we have disclosed the actual amount paid out upon his separation from the Company.

        Our named executive officers may be entitled to payments and other benefits upon separation from the Company under employment agreements, employment offer letters, our equity compensation plans, and our Change in Control Severance Pay Plan. A summary of each of our contractual severance arrangements is provided below.

        Employment Agreements.    We have entered into employment agreements with Dr. Francois Nader, our Chief Executive Officer and President, and Dr. Roger Garceau, our Chief Medical Officer. A summary of the type of severance benefits provided under each of these employment agreements is provided on pages 44 through 46 of this Proxy Statement under the caption "Employment Agreements."

        Employment Offer Letters.    We provide severance benefits to our other named executive officers as part of each executive's employment offer letter on a case-by-case basis. In light of the volatility of our business, we offered severance benefits through an employment offer letter to Mr. Beshar and Mr. Rackear.

        Mr. Beshar.    Our employment offer letter to Mr. Beshar provides him with the following severance following (i) a termination without cause (as defined in the letter) by the Company, or (ii) a termination by the executive for good reason (as defined in the letter), in each case where a change in control of the Company has not occurred:

  •
  Severance pay equal to the executive's base salary at the time of termination for eighteen months; and

  •
  Reimbursement for the total premium cost for medical and dental benefits under COBRA for a period of eighteen months or until the executive secures other benefits, whichever occurs first.

        In 2008, Mr. Beshar's employment offer letter was amended to ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended, or to qualify for an exemption thereunder.

        Mr. Rackear.    Our employment offer letter to Mr. Rackear provided him with the following severance benefits following a termination without cause (as defined in the letters) by the Company where a change in control of the Company had not occurred:

  •
  Severance pay equal to the executive's base salary at the time of termination for eighteen months; and

  •
  Reimbursement for the total premium cost for medical and dental benefits under COBRA for a period of eighteen months or until the executive secures other benefits, whichever occurs first.

        In October 2009, Mr. Rackear was terminated without cause and received the foregoing benefits under his employment offer letter. NPS has a consulting agreement with Mr. Rackear through April 30, 2011, and his options will continue to vest during this time.

        Change in Control Severance Pay Plan.    We have adopted a Change in Control Severance Pay Plan that provides severance benefits to named executive officers whose employment is terminated following a change in control of NPS. Under this plan, if at any time within 24 months following a change in control of NPS, the executive terminates his or her employment with the Company for good reason, such as a material reduction in the executive's title, authority, base pay, or relocation of the executive's job location or any other event which materially alters the executive's job prospects within the Company, or if NPS terminates the executive's employment for other than cause, death or permanent disability, the executive is entitled to receive the following severance benefits:

  •
  Severance pay in an amount equal to the sum of the executive's annual base salary and target short-term incentive, divided by 12 and multiplied by the severance period. The severance period is 24 months for the CEO and 18 months for all other named executive officers;

  •
  Reimbursement for the total premium cost for medical and dental benefits under COBRA for a period of up to 18 months or until such executive secures other benefits, whichever occurs first; and

  •
  Accelerated vesting and an extended exercise period for all vested options for the longer of the executive's severance period and such other period as the executive may be entitled under any Company equity plan or award agreement.

        A "Change-in-Control" under the plan includes: (i) a dissolution, liquation, or sale of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, (iii) a reverse merger in which the Company is the surviving entity but the shares of the Company's common stock outstanding prior to the merger are converted by virtue of the merger into other property, (iv) an event such as a merger or acquisition where the Company is the surviving entity, but other elements of a change in control are present, (v) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, or (vi) a transaction which the Board determines in its sole discretion constitutes a change in control.

        In November 2008, the Company amended the Change-in-Control Severance Pay Plan to add a modified economic cut-back provision. Under this provision, the severance benefits paid to a participant under the plan may be reduced by the Company under certain circumstances if necessary to avoid the excise tax under Section 4999 of the Internal Revenue Code of 1986.

        Paid Time Off Payment.    Under each termination of employment scenario described above, each named executive officer would be entitled to a payment for his accrued but unused paid time off days in accordance with Company policy. Under our policy, an executive or employee whose employment is terminated prior to the first anniversary of employment is not paid for accrued but unused paid time off days. After the first anniversary of employment, executives and employees are paid a maximum of 160 hours of accrued but unused paid time off days.

        Retirement Plan.    Our matching contribution to our executives' and employees' 401(k) retirement plan vest based on a two year vesting schedule. As of December 31, 2009, our matching contributions to Dr. Nader, and Mr. Beshar were fully-vested and our contributions to Dr. Garceau were partially vested. Contributions on behalf of Mr. Stratemeier and Dr. Cottrell were made in 2009, however these contributions have not vested. Because the Company does not enhance the benefits payable under its retirement plans if the employment of one of the named executive officers terminates, we do not report any amount in respect of these plans in the table below.

        Equity Plan Change in Control Provisions and Retirement Provisions.    Each of our equity plans under which equity awards have been granted to our named executive officers and employees provides for the immediate acceleration of vesting for outstanding equity awards held by the executive or employee at the time of a significant corporate transaction involving a change in control of NPS. In addition, such plans provide for an extension of the option exercise period until the later of 24 months from the date of the corporate transaction or the time specified in the officer's or employee's option agreement with NPS, provided that no option can be exercised after the expiration of its term. Each of our equity plans also provides for accelerated vesting of all stock options that would vest within two years of the date of the retirement of the executive or employee and allows the executive or employee to exercise vested options for the remaining term of such options. None of our named executive officers is currently eligible for retirement as of December 31, 2009.

        For the purposes of our equity compensation plans, a "corporate transaction involving a change in control" includes (a) a merger or consolidation in which the Company is not the surviving corporation, (b) a merger in which the Company is the surviving corporation but in which our common stock is converted to other property or securities, (c) a corporate event where the Company is technically the surviving entity, but where other elements of a change in control are present, such as a change in the management or directors of the Company, (d) a transaction designated as such by the board of directors and (e) any capital reorganization in which more than 50% of the Company's common stock is exchanged.

Company Separation Agreements

        Under each termination of employment scenario described above, other than for equity awards, each named executive officer would be required to enter into our standard separation agreement in order to receive the benefits described under the particular scenario. The agreement contains customary provisions with respect to separation and, among other things, would require each named executive officer to continue to abide by the covenants made by the executive in the executive's Invention Assignment, Non-Disclosure and Non-Competition Agreement signed by the Company and the executive upon commencement of the executive's employment and would also require the executive to waive and release all claims against the Company which arise out of the executive's employment with the Company. Our separation agreement also requires the Company and the executive to continue to abide by the indemnity obligations contained in the Indemnity Agreement signed by the Company and the executive upon commencement of the executive's employment.

Payments and Benefits (a)	Resignation or Voluntary Termination ($) (b)	Termination for Cause ($) (c)	Involuntary Termination Without Cause or Voluntary Termination for Good Reason Without Change in Control ($) (d)		Involuntary Termination Without Cause or Voluntary Termination for Good Reason After Change in Control ($) (e)
Francois Nader
Severance Pay	—	—	950,000		1,520,000
Medical Benefits Continuation	—	—	29,161	(1)	29,161	(1)
Payment for Accrued /Unused Paid Time Off	17,413	17,413	17,413		17,413
RSU Acceleration	—	—	77,527		77,527
Stock Option Acceleration(2)	—	—	978,714		978,714
Tax Gross-Up	—	—	—		763,372	(3)
Total	17,413	17,413	2,052,815		3,386,187
Luke Beshar
Severance Pay	—	—	516,471		697,236
Medical Benefits Continuation	—	—	29,273	(4)	29,273	(4)
Payment for Accrued /Unused Paid Time Off	26,486	26,486	26,486		26,486
Stock Option Acceleration(2)	—	—	—		391,777
Total	26,486	26,486	572,230		1,144,772
Roger Garceau
Severance Pay	—	—	487,500		658,125
Medical Benefits Continuation	—	—	29,273	(4)	29,273	(4)
Payment for Accrued /Unused Paid Time Off	17,748	17,748	17,748		17,748
Stock Option Acceleration(2)	—	—	—		327,863
Total	17,748	17,748	534,521		1,033,009
Sandra Cottrell
Severance Pay	—	—	—		468,000
Medical Benefits Continuation	—	—	—		21,871	(4)
Payment for Accrued /Unused Paid Time Off	—	—	—		—
Stock Option Acceleration(2)	—	—	—		89,653
Total	—	—	—		579,524
Edward Stratemeier
Severance Pay	—	—	—		486,000
Medical Benefits Continuation	—	—	—		21,871	(4)
Payment for Accrued /Unused Paid Time Off	—	—	—		—
Stock Option, SAR and RSU Acceleration(2)	—	—	—		177,453
Total	—	—	—		685,324
Andrew Rackear(5)
Severance Pay	—	—	449,818		—
Medical Benefits Continuation	—	—	29,273		—
Payment for Accrued /Unused Paid Time Off	—	—	—		—
Stock Option Acceleration	—	—	—		—
Total	—	—	479,091		—

(1)
The amount shown assumes that the Company pays continued medical and dental benefits for the full twenty-four months.

(2)
Reflects the dollar amount recognized for financial statement reporting purposes.

(3)
The amount shown is calculated as of December 31, 2009.

(4)
The amount shown assumes that the Company pays continued medical and dental benefits for the full eighteen months.

(5)
The financial information included in the table represents the actual severance benefits paid to the executive upon separation from the Company in 2009.

 DIRECTOR COMPENSATION

2009 Director Compensation

        In 2009, the Compensation Committee retained Radford to assist it in its review of director compensation practices, including the competitiveness of pay levels, compensation design issues, market trends, and technical considerations. For 2009, the Compensation Committee, after considering Radford's recommendations, modified certain elements of director compensation to bring these elements more in-line with market practices. Effective January 1, 2009, the following elements of director compensation were modified:

  •
  The annual retainer fee was increased from $19,000 to $30,000 per director;

  •
  The additional annual retainer for the Chair of the Board was increased from $10,000 to $30,000;

  •
  The annual retainer will be paid as follows: 50% deferred stock units and 50% cash. A director may, however, elect to receive 100% of the annual retainer in deferred stock units; and

  •
  The fees for Board and committee meetings will be paid in cash.

        Directors who are also employees of the Company do not receive any compensation for their services on the Board.

  •
  Non-employee directors of NPS were compensated for their services as directors through the payment of annual retainer fees, meeting fees and non-retainer equity awards granted under our 2005 Omnibus Incentive Plan.

  •
  All of the annual retainer fees, nonretainer awards, and meeting fees were paid in equity awards of deferred stock units, which were made under our 2005 Omnibus Incentive Plan.

We also reimburse non-employee directors for out-of-pocket expenses incurred in connection with attendance at board and committee meetings.

        A detailed presentation of the fees a non-employee director may earn for service on the Board follows:

TYPE OF FEE	AMOUNT
Annual Retainer	$30,000
Chair of the Board Additional Annual Retainer	$30,000
Committee Chair Additional Annual Retainer	$10,000
Board Meeting (per meeting attended in person)	$1,500
Board Meeting (per meeting attended telephonically)	$750
Audit Committee Meeting (per meeting attended in person)	$2,000
Audit Committee Meeting (per meeting attended telephonically)	$1,000
Non-audit Committee Meeting (per meeting attended in Person)	$1,000
Non-audit Committee Meeting (per meeting attended telephonically)	$500
Committee Meeting (attended by Chair in person)	$1,000
Committee Meeting (attended by Chair telephonically)	$500
Non-Retainer Annual Equity Award Value	$62,500

        Annual retainers are paid following our Annual Meeting of Stockholders, customarily held in May of each year. Meeting fees earned during the calendar quarter are payable in lump sum in the immediately succeeding calendar quarter. The shares of common stock represented by the deferred stock units will be distributed to directors no earlier than: (a) a director's separation from service from the Company, (b) a director's disability; (c) a director's death; or (d) the sale of substantially all the assets of NPS.

        Annual nonretainer equity awards are made in four (4) equal quarterly installments on each January 15th, April 15th, July 15th, and October 15th (or the following business day if the 15th does not fall on a business day). The number of deferred stock units issuable issuable to a nonemployee director each quarter for his or her nonretainer equity award equals the quotient obtained by dividing $15,625, the total quarterly installment payable in deferred stock units for that quarter, by the closing price of a share of NPS common stock on the NASDAQ Stock Market on the installment due date. The deferred stock units represent the right to receive one share of NPS common stock for each deferred stock unit upon (1) the director's separation from service on the Board, (2) death, (3) disability, or (4) the sale of substantially all the assets of the Company.

        As an inducement to join the Board, Dr. Broom was granted 36,000 stock options that vest over four years when he joined the Board in July 2009. The Board determined the number of stock options in consultation with Radford. The Compensation Committee subsequently reviewed its policy of granting stock options to new directors and decided, in order to be more competitive in attracting director candidates, to grant 36,000 options to all new directors going forward. The Compensation Committee, in connection with Radford, also subsequently reviewed grants to the existing directors except Drs. Broom and Nader and found that two of the directors had never received stock options and the grants for the other three directors were all expiring and/or out of the money. Therefore, the Compensation Committee recommended, and the Board approved, one-time grants of 36,000 stock options for Dr. Kuhla, Messrs. Tombros, Groninger and Bonney and Ms. Selisker.

        The Compensation Committee believes that the above described changes to the Company's director compensation program will help the Company continue to attract and retain qualified candidates to serve on the Company's Board and result in a level of director compensation that is consistent with that paid by other companies in the market for directors of like quality and experience.

        The following table sets forth certain information relating to director compensation for each director that was not a named executive officer for the year ended December 31, 2009. Except as described above, all elements of director compensation remained unchanged for 2009.

2009 DIRECTOR COMPENSATION TABLE

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards(1) ($) (c)	Option Awards(2) ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Michael W. Bonney	44,500	82,499	90,958	—	—	—	217,957
Colin Broom	7,500	31,249	105,779	—	—	—	144,528
James G. Groninger	32,250	77,499	90,958	—	—	—	200,707
Donald E. Kuhla	42,000	82,499	90,958	—	—	—	215,457
Rachel R. Selisker	48,500	82,499	90,958	—	—	—	221,957
Peter G. Tombros	60,500	92,502	90,958	—	—	—	243,960

(1)
The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value computed in accordance with ASC 718 of awards of deferred stock units made to non-employee directors for the fiscal year ended December 31, 2009. The fair value of awards of deferred stock units to non-employee directors is the closing price of our common stock on the date of grant. Additional information about the assumptions used in the calculation of these amounts is included in footnote 11 to our audited financial statements for the fiscal year ended December 31, 2009 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2010.

(2)
The amounts in column (d) reflect the aggregate grant date fair value computed in accordance with ASC 718 for stock options granted to non-employee directors in 2009. For information regarding the assumptions used in the calculation of these amounts for grants made in 2009, see footnote 11 to our audited financial statements for the fiscal year ended December 31, 2009 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2010. Our non-employee directors have the following options outstanding as of December 31, 2009: Mr. Bonney (36,000); Dr. Broom (36,000); Mr. Groninger (48,000); Dr. Kuhla (51,000); Ms. Selisker (36,000); and Mr. Tombros (51,000).

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information regarding outstanding awards and shares reserved for future issuance under our equity compensation plans as of December 31, 2009.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)		(c)
Equity compensation plans approved by security holders(1)	5,786,973	$8.48	(2)	3,093,836
Equity compensation plans not approved by security holders	None	N/A		None

Total	5,786,973	$8.48	(2)	3,093,836

(1)
Primarily consists of shares of common stock issuable under our 2005 Omnibus Incentive Plan and 1998 Stock Option Plan. Shares available for issuance under the 2005 Omnibus Incentive Plan may become subject to stock options, stock appreciate rights, restricted stock, restricted stock units, performance shares, performance units, or other equity awards, with such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and other limitations as determined by the Compensation Committee.

(2)
The weighted-average exercise price does not take into account shares of common stock issuable upon vesting of outstanding restricted stock or restricted stock units, which have no exercise price.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of our common stock as of March 15, 2010, except as otherwise indicated, by:

  (a)
  all those known by us to be beneficial owners of more than five percent of our outstanding common stock;

  (b)
  each current director and nominee for director;

  (c)
  each of the named executive officers referenced in the Summary Compensation Table; and

  (d)
  all of our named executive officers and directors as a group.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percent of Total(1)
Beneficial Owners of More Than 5%
Visium Balanced Master Fund, Ltd(2) 950 Third Avenue New York, NY 10022	4,378,563	9.04%
Samuel D. Isaly(3) 767 Third Avenue, 30th Floor New York, NY 10017	4,319,000	8.91%
Columbia Wanger Asset Management, L.P.(4) 227 West Monroe Street, Suite 3000 Chicago, IL 60606	4,163,000	8.59%
BlackRock, Inc.(5) 40 East 52nd Street New York, NY 10022	3,665,494	7.57%
Renaissance Technologies LLC(6) 800 Third Avenue, 33rd Floor New York, NY 10022	2,734,880	5.65%
GLG Partners L.P.(7) 390 Park Avenue, 20th Floor New York, New York 10022	2,689,253	5.55%
Directors and Named Executive Officers
Francois Nader(8)	543,615	1.12%
Luke Beshar(8)	142,984	*
Roger Garceau(8)	46,875	*
Sandra Cottrell(8)	13,750	*
Edward Stratemeier	—	*
Andrew Rackear(9)	97,686	*
Peter G. Tombros(10)	172,712	*
Donald E. Kuhla(10)	170,358	*
Michael W. Bonney(10)	123,712	*
Rachel R. Selisker(10)	121,968	*
James G. Groninger(11)	113,212	*
Colin Broom(10)	8,798	*
Directors and officers as a group (11 persons)	1,457,984	3.01%

*
Means less than 1%.

        The beneficial ownership table on page 56 is based upon information supplied to us by our officers and directors and contained in Schedules 13D and 13G filed with the SEC by our principal stockholders. Where information is based on a Schedule 13D or 13G filing, the number of shares shown as beneficially owned is as of the date for which information was provided therein. Beneficial ownership is determined in accordance with SEC rules and generally includes shares over which a person has voting or investment power. Shares subject to stock options that are presently exercisable or exercisable within 60 days of March 15, 2010 and shares represented by deferred stock units are deemed to be outstanding and to be beneficially owned by the person holding such options or deferred stock units for the purpose of computing the percentage ownership of such person.

        The business address of each director and named executive officer listed above is 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921.

(1)
The calculation of percentage ownership for each listed beneficial owner is based upon the 48,447,880 shares of the Company's common stock issued and outstanding at March 15, 2010. Except as otherwise indicated, each of the persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2)
Based on information contained in the Schedule 13G/A filed on February 12, 2010 by Visium Balanced Master Fund, LTD ("VBMF"), Visium Asset Management, LP ("VAM"), JG Asset, LLC ("JGA") and Jacob Gottlieb. Each of Visium Asset Management, LP and Jacob Gottlieb may be deemed to have sole voting and dispositive power over all of these shares. By virtue of its position as investment manager to pooled investment funds, VAM may be deemed to beneficially own the 4,378,563 shares beneficially owned by the pooled investment vehicles. By virtue of his position as the Managing Member of JGA, Gottlieb may be deemed to beneficially own the 4,378,563 shares beneficially owned by JGA. Each of VBMF and JGA are deemed to have shared voting and dispositive power over all of these shares.

(3)
Based on information contained in the Schedule 13G/A filed on February 12, 2010 by OrbiMed Advisors LLC ("OAL"), OrbiMed Capital LLC ("OCL") and Samuel D. Isaly. OAL and OAC hold shares on behalf of Eaton Vance Worldwide Health Sciences (2,385,000 shares), Eaton Vance Emerald Worldwide Health Sciences (39,000 shares), Eaton Vance Variable Trust (45,000 shares) and Finsbury Worldwide Pharmaceutical Trust (1,850,000 shares). OAL is deemed to have shared voting and dispositive power over 2,430,000 of these shares, OCL is deemed to have shared voting and dispositive power over 1,889,000 of these shares and Mr. Isaly is deemed to have shared voting and dispositive power over 4,319,000 of these shares.

(4)
Based on information contained in the Schedule 13G filed by Columbia Wanger Asset Management, L.P. ("CWAM") on February 1, 2010. Includes shares representing 6.6% of the Company's outstanding shares that are held by Columbia Acorn Trust, a Massachusetts business trust that is advised by CWAM. CWAM has sole voting power over 3,858,000 shares and sole dispositive power over 4,163,000 shares.

(5)
Based on information contained in the Schedule 13G filed by Blackrock, Inc. ("Blackrock") on January 29, 2010. On December 1, 2009, BlackRock completed its acquisition of Barclays Global Investors N.A. and certain of its affiliates (collectively, the "BGI Entities") from Barclays Bank PLC. As a result, substantially all of the BGI Entities are now included as subsidiaries of BlackRock for purposes of its Schedule 13G filing.

(6)
Based on information contained in the Schedule 13G/A filed by Renaissance Technologies LLC ("Renaissance") and Dr. James H. Simons on February 12, 2010. Each of Renaissance and Dr. Simons is deemed to have sole voting and dispositive power over all of these shares.

(7)
Based on information contained in the Schedule 13G/A filed on February 12, 2010 by GLG Partners, LP ("GLG LP"), GLG Partners Limited ("GLG Limited"), which serves as the general partner of GLG LP and GLG Partners, Inc. ("GLG Inc."), which indirectly wholly owns GLG Limited, in each case, with respect to shares held by certain funds and managed accounts to which GLG LP serves as investment manager. Each of GLG L.P., GLG Limited and GLG Inc. is deemed to have shared voting and dispositive power over these shares.

(8)
These figures include shares issuable pursuant to options that are presently exercisable or exercisable within 60 days of March 15, 2010, as follows: 388,171 for Dr. Nader, 142,984 for Mr. Beshar, 46,875 for Dr. Garceau, and 13,750 for Dr. Cottrell.

(9)
Mr. Rackear ceased to be an executive officer in October 2009.

(10)
These figures include (i) shares issuable pursuant to options that are presently exercisable or exercisable within 60 days of March 15, 2010, as follows: 15,000 for Mr. Tombros and 15,000 for Dr. Kuhla; and (ii) shares represented by deferred stock units as follows: 131,212 for Mr. Tombros, 114,558 for Dr. Kuhla, 119,712 for Mr. Bonney, 121,968 for Ms. Selisker, and 8,798 for Dr. Broom.

(11)
Includes 1,000 shares held by Mr. Groninger's spouse, for which he disclaims beneficial ownership. Also includes 100,212 shares represented by deferred stock units and 12,000 shares issuable pursuant to options that are presently exercisable or exercisable within 60 days of March 15, 2010.

Rule 10b5-1 Plans

        We have adopted a policy and implemented procedures that would allow directors, officers and employees to effect sales of our securities pursuant to Rule 10b5-1 of the Exchange Act. Under this rule, our directors, officers and employees may adopt a prearranged written trading plan that provides for the purchase or sale of our securities on specified conditions. A written trading plan meeting the requirements of Rule 10b5-1 has been approved by us and may be adopted by any of our officers, directors or employees from time to time.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our outstanding common stock, to file with the SEC initial reports of ownership and changes in ownership of our common stock. Officers, directors and 10% stockholders are required to furnish us with copies of all Section 16(a) forms they file with the SEC.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from our directors and officers that no other reports were required, we believe that all of these filing requirements were timely satisfied by our directors, officers and 10% stockholders during the fiscal year ended December 31, 2009, except for: (i) a Form 4 filed for Dr. Nader on March 18, 2010 that included one transaction that was not timely filed due to an inadvertent failure to report the vesting of restricted stock units, although the grant of those restricted stock units had been timely reported on a Form 4, and (ii) a Form 4 was not timely filed for a sale of NPS common stock that was made on February 3, 2010 through an account managed by Dr. Nader's broker, who inadvertently effected the sale of NPS common stock without specific instructions from, and timely notice to, Dr. Nader.

 REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

        We maintain policies and procedures relating to the review, approval or ratification of transactions in which NPS is a participant and in which any of our directors, executive officers, 5% stockholders or their family members have a direct or indirect material interest. We refer to these individuals and entities in this Proxy Statement as related persons. Our Code of Business Conduct and Ethics, which is available on our website at www.npsp.com, prohibits our directors, executive officers, and employees and in some cases, their family members, from engaging in specified activities without prior written consent from the General Counsel. These activities typically relate to situations where an NPS employee, and in some cases, an immediate family member, may have significant financial or business interests in another company competing with or doing business with NPS, or who stands to benefit in some way from such a relationship or activity. Members of our Board of Directors are also required to disclose potential conflicts of interest to us for evaluation.

        Each year, we require our directors and executive officers to complete a questionnaire, among other things, to identify any transactions or potential transactions with us in which a director or an executive officer or one of their family members or associated entities has an interest. We also require that directors and executive officers notify us of any changes during the course of the year to the information provided in the annual questionnaire as soon as possible. In addition, the Board annually determines the independence of directors based on a review by the Board and the Nominating and Governance Committee as described under the section above captioned "Independence of Board". The Audit Committee of our Board of Directors, pursuant to its charter, has responsibility for reviewing and approving in advance any related person transactions as defined under SEC regulations.

        Other than compensation arrangements and other arrangements described under the sections above captioned "Executive Compensation" and "Director Compensation", during 2009, there was not, nor is there currently proposed, any transaction or series of similar transactions to which we are or will be a party and that are required to be disclosed in this Proxy Statement under applicable SEC regulations.

 OTHER MATTERS

        We will provide to each stockholder, without charge and upon written request, a copy of our Annual Report on Form 10-K and any exhibit thereto. Any such written request should be directed to the office of our General Counsel at 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921.

        The Board of Directors does not know of any matters that will be presented for consideration at the Annual Meeting other than those set forth herein and in the notice accompanying this Proxy Statement. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
/s/ EDWARD STRATEMEIER Edward Stratemeier Senior Vice President, Legal Affairs, General Counsel and Corporate Secretary
April 6, 2010

APPENDIX A

NPSP PHARMACEUTICALS, INC.
2010 EMPLOYEE STOCK PURCHASE PLAN

        The following constitutes the provisions of the 2010 Employee Stock Purchase Plan of NPS Pharmaceuticals, Inc.

1.
PURPOSE.

  The purpose of the Plan is to provide employees of the Company and its Affiliates with an opportunity to purchase Common Stock of the Company. It is the intention of the Company that the Rights granted under the Plan be considered options issued under an "Employee Stock Purchase Plan" as that term is defined under Section 423(b) of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.
DEFINITIONS.

(a)
"AFFILIATE" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)
"BOARD" shall mean the Compensation Committee of the Board of Directors of the Company or, if the Board of Directors of the Company so determines, either the Board of Directors of the Company or any other committee of the Board of Directors named by the Board of Directors to administer the Plan.

(c)
"CODE" shall mean the Internal Revenue Code of 1986, as amended.

(d)
"COMMON STOCK" shall mean the Common Stock, $0.001 par value, of the Company.

(e)
"COMPANY" shall mean NPS Pharmaceuticals, Inc., a Delaware corporation.

(f)
"COMPENSATION" shall mean all base salary and overtime payments.

(g)
"CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an employee of the Company or any Affiliate. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or any Affiliate, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(h)
"CONTRIBUTIONS" shall mean all amounts credited to the account of a participant pursuant to the Plan.

(i)
"ENROLLMENT FORM" shall mean the enrollment form described in paragraph 5(a).

(j)
"EXERCISE DATE" shall mean the last day of each Offering Period of the Plan.

(k)
"FIRST OFFERING DATE" shall mean the first business day of the initial Offering Period under the Plan.

(l)
"OFFERING DATE" shall mean the first business day of an Offering Period under the Plan.

(m)
"OFFERING PERIOD" shall mean any of the six-month periods commencing on each of April 1 and October 1 of each year (or such other periods as may be determined by the Board which shall comply with Section 423(b)(7) of the Code); provided that the initial offering period shall commence on April 1, 2010.

(n)
"PLAN" shall mean this NPS Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan.

  (o)
  "RIGHT" shall mean a Right granted under paragraph 6 of this Plan to purchase shares of Common Stock.

3.
ELIGIBILITY.

(a)
Rights may be granted only to employees of the Company or any Affiliate. An employee of the Company or any Affiliate shall be eligible to participate in the Plan upon commencement of employment with the Company or such Affiliate; provided, that no employee of the Company or any Affiliate shall be eligible to be granted a Right under the Plan, unless, on the Offering Date of such Offering Period, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

(b)
No employee shall be eligible for the grant of a Right under the Plan if, immediately after any such grant, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 3(b), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

(c)
An eligible employee may be granted a Right under the Plan only if such Right, together with any other options granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, does not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time. Any Right granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this paragraph 3(c).

(d)
Officers of the Company shall be eligible to participate in the Plan; provided, however, that the Board may provide in an Offering Period that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

4.
OFFERING PERIODS.

  The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on April 1 and October 1 of each year (or such other periods as may be determined by the Board which shall comply with Section 423(b)(7) of the Code); provided that the initial Offering Period shall commence on April 1, 2010. The Plan shall continue until terminated in accordance with paragraph 17 or paragraph 21 hereof. In addition, employees shall not be entitled to enroll in the Plan or exercise any Rights granted under the Plan during any period in which the Company has restricted the purchase or sale of its securities by its employees.

5.
PARTICIPATION; CONTRIBUTIONS.

(a)
An eligible employee may become a participant in the Plan by completing an enrollment form ("Enrollment Form") provided by the Company (which may be a form maintained by the Company on an internet website) and submitting it to the Company in any manner designated by the Board, prior to the applicable Offering Date, unless a later time for submitting the Enrollment Form is set by the Board for all eligible employees with respect to a given Offering Period. The Enrollment Form shall set forth the percentage of the participant's Compensation (which shall be a whole percentage not less than 1% and not more than 15%)

    to be paid as Contributions pursuant to the Plan. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the current Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in paragraph 8 below. Such participant is not required to submit any additional Enrollment Forms in order to continue participation in this Plan.

  (b)
  Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the Enrollment Form is applicable, unless sooner terminated by the participant as provided in paragraph 8. All payroll deductions made by a participant shall be credited to such participant in an account under the Plan. A participant may not make payments into such account.

  (c)
  A participant may discontinue his or her participation in the Plan as provided in paragraph 8, or may change the rate of his or her payroll deduction during an Offering Period by completing and filing with the Company a new Enrollment Form, provided that the Board may, in its discretion, impose reasonable and uniform restrictions on a participant's ability to change the rate of payroll deductions. The change in rate shall be effective no later than fifteen (15) days following the Company's receipt of the new Enrollment Form. A participant may decrease or increase the amount of his or her payroll deductions as of the beginning of an Offering Period by completing and filing with the Company, at least fifteen (15) days prior to the beginning of such Offering Period, a new Enrollment Form.

  (d)
  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(c) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $21,250. Payroll deductions shall recommence at the rate provided in such participant's Enrollment Form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 8.

6.
GRANT OF RIGHT.

(a)
On the Offering Date of each Offering Period, each eligible employee participating in such Offering Period shall be granted a Right to purchase on the Exercise Date of such Offering Period a number of shares of Common Stock determined by dividing such employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by 85% of the lesser of (i) the fair market value of a share of the Common Stock on such Offering Date or (ii) the fair market value of a share of the Common Stock on the Exercise Date; provided however, that such purchase shall be subject to the limitations set forth in paragraphs 3(b), 3(c), 3(d) and 10 hereof. Notwithstanding the foregoing, in no event may the number of shares purchased by any employee during an Offering Period exceed the number of shares of Common Stock having a fair market value on the Offering Date of $25,000. The fair market value of a share of the Common Stock shall be determined as provided in paragraph 6(b) below.

(b)
The fair market value of the Common Stock on a given date shall, unless otherwise required by any applicable provision of the Code or the regulations issued thereunder, be determined by the Board in its discretion; provided that (i) if the Common Stock is listed on a national securities exchange in the United States (such as the NASDAQ Global Select Market), the fair market value per share shall be the closing sales price on such date as reported on the principal national securities exchange in the United States on which the Common Stock is traded; or (ii) if not listed on an exchange but publicly traded, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or (iii) if none of the foregoing is applicable, the fair market value per share shall be determined in good faith by the Board in its discretion.

7.
EXERCISE OF RIGHT.

(a)
Unless a participant withdraws from the Plan as provided in paragraph 8, such participant's Right to purchase shares of Common Stock will be exercised automatically on the Exercise Date of the Offering Period and the maximum number of full shares of Common Stock subject to the Right will be purchased for such participant at the applicable purchase price with the accumulated Contributions in such participant's account. If a fractional number of shares of Common Stock results, then such number shall be rounded down to the next whole number and the excess Contributions shall be carried forward to the next Exercise Date, unless such participant withdraws the Contributions pursuant to paragraph 8(a) or is no longer eligible to participate in the Plan, in which case such amount shall be distributed to the participant without interest. The shares purchased upon exercise of a Right hereunder shall be deemed to be transferred to the participant on the Exercise Date. During a participant's lifetime, a participant's Right to purchase shares hereunder is exercisable only by such participant. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery of shares to each participant by means of direct deposit into the participant's brokerage account.

(b)
Shares shall not be issued with respect to a Right unless the exercise of such Right and the issuance and delivery of such shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of a Right, the Company may require the person exercising such Right to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

(c)
Notwithstanding anything in the Plan to the contrary, any shares of Common Stock acquired by a participant hereunder may not be assigned, transferred, pledged or otherwise disposed of in any way by the participant for a period of six months (or such other longer or shorter time period (including 0 days) as may be established by the Board in its sole discretion) following the date on which the participant acquired such shares as a result of the exercise of such participant's Right. Each participant agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares of Common Stock purchased under the Plan where such disposition occurs within one year after the date of grant of the Right pursuant to which such shares were purchased.

8.
WITHDRAWAL; TERMINATION OF EMPLOYMENT.

(a)
A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time at least 15 days prior to the Exercise Date of the Offering Period by written notice delivered to the Company either in physical or electronic form. All of the participant's Contributions credited to such participant's account will be paid to such participant promptly after receipt of such participant's notice of withdrawal and such participant's Right for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of shares of Common Stock will be made during the Offering Period.

  (b)
  Upon termination of the participant's Continuous Status as an Employee, prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to such participant's account will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under paragraph 12, and his or her Right will be automatically terminated.

  (c)
  In the event an employee fails to remain in Continuous Status as an Employee of the Company for at least 20 hours per week during the Offering Period in which the employee is a participant, such participant will be deemed to have elected to withdraw from the Plan and the Contributions credited to such participant's account will be returned to such participant and the Right terminated.

  (d)
  A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company; provided, that the Board may, in its discretion and subject to compliance with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), impose reasonable and uniform restrictions on a participant's ability to participate in succeeding Offering Periods

9.
INTEREST.

  No interest shall accrue on the Contributions of a participant in the Plan.

10.
STOCK.

  The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 500,000 shares subject to adjustment upon changes in capitalization of the Company as provided in paragraph 16. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases, but all shares sold under the Plan regardless of source shall be counted against the 500,000 share limitation. If the total number of shares of Common Stock which would otherwise be subject to Rights granted pursuant to paragraph 6(a) hereof on the Offering Date of an Offering Period exceeds the number of shares of Common Stock then available under the Plan (after deduction of all shares of Common Stock for which Rights have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares of Common Stock remaining available for grant in as uniform a manner as shall be reasonably practicable and as it shall determine to be equitable. Any amounts remaining in an employee's account not applied to the purchase of Common Stock pursuant to this paragraph 10 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares of Common Stock subject to the Right to each employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

11.
ADMINISTRATION.

  The Board shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All determinations of the Board pertaining to the interpretation, construction or application of the Plan or any Right granted hereunder shall be final and conclusive. No member of the Board shall be liable for any decision made or action taken in good faith.

12.
DESIGNATION OF BENEFICIARY.

(a)
A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery of such participant's shares of Common Stock and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)
Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

13.
TRANSFERABILITY.

  Neither Contributions credited to a participant's account nor any rights with regard to the exercise of a Right or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will, the laws of descent and distribution or as provided in paragraph 12 hereof by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw Contributions in accordance with paragraph 8.

14.
USE OF FUNDS.

  All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

15.
REPORTS.

  Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participants, which will report the amount of contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

16.
ADJUSTMENTS UPON CHANGES IN STOCK.

  If any change is made in the shares of Common Stock subject to the Plan or subject to any Right granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change in capital structure), appropriate adjustments shall be made by the Board as to the maximum number of shares subject to the Plan and the number of shares and price per share subject to outstanding Rights as shall be equitable to prevent dilution or enlargement of a participant's rights under any

  Right to purchase Common Stock under the Plan. Any determination made by the Board hereunder shall be final, binding and conclusive upon each participant.

17.
AMENDMENT OR TERMINATION.

  The Board may at any time terminate or amend the Plan. Except as provided in paragraph 16, no such termination may affect Rights previously granted, nor may an amendment make any change in any Right therefore granted which adversely affects the rights of any participant, in each case except to comply with applicable law, stock exchange rules or accounting rules. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

18.
NOTICES.

  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

19.
RIGHT TO TERMINATE EMPLOYMENT.

  Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or any Affiliate, or affect any right which the Company or any Affiliate may have to terminate the employment of such participant.

20.
RIGHTS AS A STOCKHOLDER.

  Neither the granting of a Right nor a deduction from payroll shall constitute a participant the owner of shares covered by a Right. No participant shall have any right as a stockholder unless and until a Right has been exercised, and the shares of Common Stock underlying the Right have been registered in the Company's share register.

21.
TERM OF PLAN.

  After this Plan is adopted by the Board, this Plan will become effective on the date that is the First Offering Date. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board pursuant to paragraph 17, (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan or (c) ten (10) years from the adoption of this Plan by the Board.

22.
APPLICABLE LAW.

  The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware and any applicable United States federal laws.

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0000057929_1 R2.09.05.010 For Withhold For All All All Except The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Michael W. Bonney 02 Colin Broom 03 James G. Groninger 04 Donald E. Kuhla 05 Francois Nader 06 Rachel R. Selisker 07 Peter G. Tombros NPS PHARMACEUTICALS, INC. 550 HILLS DRIVE, 3RD FLOOR BEDMINSTER, NJ 07921 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain 2 To approve the adoption of the NPS Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan. 3 To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010. NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. Please date this Proxy and sign your name exactly as it appears hereon. Joint owners should each sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please indicate your title as such. If executed by a corporation, the Proxy should be signed in the corporate name by a duly authorized officer who should indicate his title. Yes No Please indicate if you plan to attend this meeting

0000057929_2 R2.09.05.010 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com . NPS PHARMACEUTICALS, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 19, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned constitutes and appoints each of Francois Nader and Edward Stratemeier (with full power to act alone), the lawful proxies of the undersigned, with power of substitution to each, to vote all shares of common stock of NPS Pharmaceuticals, Inc., registered in the name provided herein which the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders, or any adjournment or postponement thereof. This meeting will be held at the Bernards Inn, 27 Mine Brook Road, Bernardsville, NJ 07924 on May 19, 2010 at 2:00 p.m., Eastern time. This Proxy is given in accordance with the instructions indicated, and carries discretionary authority related to any and all other matters that may come before the meeting and any adjournments thereof. This Proxy when properly executed will be voted as directed on the reverse side. If no direction is made, this Proxy will be voted FOR the election of the seven (7) director nominees, FOR the approval of the adoption of the NPS Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan, and FOR the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2010 fiscal year. Continued and to be signed on reverse side TO THE STOCKHOLDERS OF NPS PHARMACEUTICALS, INC.: NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NPS Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, May 19, 2010, at 2:00 p.m. (ET) at the Bernards Inn, 27 Mine Brook Road, Bernardsville, NJ 07924 for the purposes of considering and acting on the following: 1. To elect seven members to the Board of Directors, each for a term of one year; 2. To approve the adoption of the NPS Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan; 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. 4. To transact such other business as may properly come before the meeting or any adjournment thereof.